UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

MULLEN AUTOMOTIVE INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

MULLEN AUTOMOTIVE INC.
1405 Pioneer Street
Brea, California 92821
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on July 26, 2022
9:30 A.M. (Eastern Daylight Time)
To Our Stockholders:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of MULLEN AUTOMOTIVE INC. (“Mullen,” “we,” “our,” “us,” or the “Company”), a Delaware corporation, to be held at Nasdaq Building, 151 West 42nd Street, 10th Floor (West Cafe - Market Site Event Space), New York, NY 10036 on Tuesday July 26, 2022, at 9:30 a.m. (Eastern Daylight Time).
The annual meeting of stockholders is being held for the following purposes:
(1)
To elect three Class I Directors to serve for a three-year term ending as of the annual meeting in 2025;

(2)
To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock to 1,750,000,000, the authorized number of shares of preferred stock to 500,000,000 and in conjunction therewith, to increase the aggregate number of authorized shares to 2,250,000,000 shares;

(3)
To approve the Company’s 2022 Equity Incentive Plan;

(4)
To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), of the issuance of shares of Common Stock to our Chief Executive Officer pursuant to a Performance Stock Award Agreement;

(5)
To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), of potential issuance of Series D preferred stock and warrants and shares of common stock upon conversion of the Series D preferred stock and warrants, and any future adjustments of conversion price of the Series D preferred stock and exercise price of the warrants;

(6)
To ratify the appointment of Daszkal Bolton, LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2022; and

(7)
To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only holders of our common stock and preferred stock of record at the close of business on June 2, 2022, will be entitled to vote and participate at the Meeting and any postponements, adjournments or continuations thereof. A list of stockholders will be available at our offices at 1405 Pioneer Street, Brea, CA 92821 for a period of at least 10 days prior to the Meeting and will also be available at the Meeting.
In accordance with the rules of the Securities and Exchange Commission, we are sending a Notice of Internet Availability of Proxy Materials to the holders of record and beneficial owners of our capital stock as of the close of business on the record date. The Notice of Internet Availability contains instructions on how to access our materials on the Internet, as well as instructions on obtaining a paper copy of the proxy materials.
You are cordially invited to attend the Meeting. However, if you do not expect to attend or if you plan to attend but desire the proxy holders to vote your shares, please promptly date and sign your proxy card and return it in the enclosed postage paid envelope or you may also instruct the voting of your shares over the Internet or by telephone by following the instructions on your proxy card. Voting by written proxy, over the Internet, or by telephone will not affect your right to vote in person in the event you find it convenient to attend.

If you have any questions or need assistance voting your shares, please contact our proxy solicitor:
Kingsdale Advisors
745 Fifth Avenue, 5th Floor
New York, NY 10151
North American Toll Free Phone: 1-866-581-0512
Call Collect Outside North America: 416-867-2272
Email: contactus@kingsdaleadvisors.com
By order of the Board of Directors
Dated: June , 2022	David Michery, Chief Executive Officer

MULLEN AUTOMOTIVE INC.
1405 PIONEER STREET
BREA, CALIFORNIA 92821

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
JULY 26, 2022 AT 9:30 A.M. (EASTERN DAYLIGHT TIME)
This proxy statement is being furnished by Mullen Automotive Inc., a Delaware corporation (the “Company”), in connection with the annual meeting of stockholders to be held on Tuesday July 26, 2022, at 9:30 a.m. (Eastern Daylight Time), at the Nasdaq Building, 151 West 42nd Street, 10th Floor (West Cafe - Market Site Event Space), New York, NY 10036 (the “Meeting”). We anticipate that the Notice of Internet Availability of Proxy Materials will be sent, and this proxy statement and the form of proxy relating to our Meeting will be made available, to our stockholders commencing on or about June 24, 2022.
The purpose of the Meeting is to seek stockholder approval of the following proposals: (1) electing three Class I directors to serve for a three year term ending as of the annual meeting in 2025; (2) amending the Company’s Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock to 1,750,000,000, the authorized number of shares of preferred stock to 500,000,000 and in conjunction therewith, to increase the aggregate number of authorized shares to 2,250,000,000 shares; (3) approving the Company’s 2022 Equity Incentive Plan; (4) approving, for purposes of complying with Nasdaq Listing Rule 5635(c), of the issuance of shares of Common Stock to our Chief Executive Officer pursuant to a Performance Stock Award Agreement; (5) approving, for purposes of complying with Nasdaq Listing Rule 5635(d), of potential issuance of Series D preferred stock and warrants and shares of common stock upon conversion of the Series D preferred stock and warrants, and any future adjustments of conversion price of the Series D preferred stock and exercise price of the warrants, and (6) ratifying the appointment of Daszkal Bolton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022.
Notice of Internet Availability of Proxy Materials
Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. We are sending a Notice of Internet Availability of Proxy Materials to our stockholders of record and our beneficial owners. All stockholders will have the option to access the proxy materials on the website referred to in the Notice of Internet Availability or to request a printed set of the proxy materials. The Notice of Internet Availability will provide you with instructions on how to access the proxy materials over the Internet or to request printed copies of the proxy materials and on how to vote on the proposals.
Solicitation of Proxies
Our board of directors (“Board”) is soliciting the enclosed proxy. We will bear the cost of this solicitation of proxies. Solicitations will be made by mail and over the Internet based on our Notice of Internet Availability of Proxy Materials. We have retained Kingsdale Advisors to assist in the solicitation of proxies for a fee of $12,000, plus reimbursement of related expenses. In addition to solicitation by mail and by Kingsdale Advisors, our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person. We may reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our stock.
Annual Report
Our annual report to stockholders for the fiscal year ended September 30, 2021, will be concurrently provided to each stockholder at the time we send this proxy statement and the enclosed proxy and is not to be considered a part of the proxy-soliciting material.

Stockholders may also request a free copy of our Form 10-K for the fiscal year ended September 30, 2021, by writing to Secretary, Mullen Automotive Inc., 1405 Pioneer Street, Brea, California 92821. Alternatively, stockholders may access our 2021 Form 10-K on the Company’s website located at https://investors.mullenusa.com/. We will also furnish any exhibit to our 2021 Form 10-K if specifically requested.
Voting Requirements & Procedures
Your vote is important. If you hold your shares as a record holder, your shares can be voted at the Meeting only if you are present in person at the Meeting or your shares are represented by proxy. Even if you plan to attend the Meeting, we urge you to vote by proxy in advance. You may vote your shares by using one of the following methods:
(1)
you may vote by mail by marking your proxy card, and then date, sign and return it in the postage-paid envelope provided; or

(2)
you may vote electronically by accessing the website located at www.cstproxyvote.com and following the on-screen instructions; or

(3)
you may vote by using a telephone at 1 (866) 894-0536 and following the voting instructions.

Please have your proxy card in hand when going online. If you instruct the voting of your shares electronically or by telephone, you do not need to return your proxy card.
If you hold your shares beneficially in “street name” through a nominee (such as a bank or stock broker), then the proxy materials are being forwarded to you by the nominee and you may be able to vote by the Internet as well as by mail based on the instructions you receive from your nominee. You should follow the instructions you receive from your nominee to vote these shares in accordance with the voting instructions you receive from your broker, bank or other nominee. If you are a stockholder who owns shares through a broker and you intend to vote at the Meeting, you must obtain a legal proxy from the bank, broker or other holder of record of your shares to be entitled to vote those shares in person at the Meeting.
Record Date, Voting; Quorum
Record Date, Voting
Only holders of record of our common stock, par value $0.001 per share (“Common Stock”), and our preferred stock, par value $0.001 per share (“Preferred Stock”), at the close of business on June 2, 2022 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Stockholders may not cumulate their votes. As of the Record Date the following shares were issued and outstanding:
Class	Number of Shares	Votes/Share	Number of Votes
Common Stock	472,977,469	One/share	472,977,469
Series A Preferred Stock	13,024	1,000/share	1,302,400
Series B Preferred Stock	0	One/share	0
Series C Preferred Stock	6,153,000	One/share	6,153,000
Common Stock.   Holders of our common stock (“Common Stock”) are entitled to one vote for each share of Common Stock held of record at the close of business on the Record Date.
Series A Preferred Stock.   Holders of our Series A preferred stock (“Series A Preferred”) are entitled to one thousand (1,000) votes for each share of Series A Preferred held of record on the Record Date.
Series B Preferred Stock and C Preferred Stock.   Holders of our Series B preferred stock (the “Series B Preferred”) and our Series C preferred stock (the “Series C Preferred”) are entitled to one vote for each share of Common Stock into which such Series B Preferred and/or Series C Preferred, as applicable, may be converted on the Record Date, and each holder thereof is entitled to vote with the Common Stock on such as-converted-to-common-stock basis.

Quorum
The presence, in person or by proxy, of holders of at least a majority of our outstanding Common Stock, Series A Preferred, Series B Preferred, and Series C Preferred will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered present and entitled to vote for the purpose of determining the presence of a quorum. If a quorum is not present at the Meeting, we expect that the meeting will be adjourned or postponed to solicit additional proxies. Your shares will be counted towards the quorum only if you submit a valid proxy or vote in person at the Meeting.
Counting of Votes
If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. All properly executed proxies delivered pursuant to this solicitation, and not revoked, will be voted at the Meeting in accordance with the directions given. If you sign and return your proxy card without giving specific voting instructions, your shares will be voted as follows:
(1)
FOR the Class I nominees to our Board of Directors;

(2)
FOR approval of amendment of the Company’s Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock to 1,750,000,000, the authorized number of shares of preferred stock to 500,000,000 and in conjunction therewith, to increase the aggregate number of authorized shares to 2,250,000,000 shares;

(3)
FOR approval of the Company’s 2022 Equity Incentive Plan;

(4)
FOR approval, for purposes of complying with Nasdaq Listing Rule 5635(c), of shares of Common Stock to our Chief Executive Officer pursuant to a Performance Stock Award Agreement;

(5)
FOR approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of potential issuance of Series D preferred stock and warrants and shares of common stock upon conversion of the Series D preferred stock and warrants, and any future adjustments of conversion price of the Series D preferred stock and exercise price of the warrants;

(6)
FOR ratification of Daszkal Bolton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022; and

(7)
To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

With respect to any other item of business that may properly come before the Meeting, the proxy holders may vote the proxy in their discretion.
Representatives of our transfer agent will assist us in the tabulation of the votes.
Abstentions and Broker Non-Votes
An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A broker “non-vote” is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals that are non-routine matters and has not received instructions from its customer regarding how to vote on a particular proposal. Brokers that hold shares of common stock in “street name” for customers that are the beneficial owners of those shares may generally vote on routine matters. However, brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member.
Refer to each proposal for a discussion of the effect of abstentions and broker non-votes.

Revocability of Proxy
Any proxy given may be revoked at any time prior to its exercise by notifying the Secretary of Mullen Automotive Inc. in writing of such revocation, by duly executing and delivering another proxy bearing a later date (including an Internet or telephone vote), or by attending the Meeting and voting in person.
Interest of Executive Officers and Directors
None of the Company’s executive officers or directors has any interest in any of the matters to be acted upon at the Meeting, except (i) to the extent that the executive officers and directors are eligible to receive awards under the 2022 Equity Incentive Plan, (ii) with respect to each director, to the extent that a director is named as a nominee for election as a Class I director to the Board, and (iii) with respect to David Michery, to the extent that he will receive the approved equity awards.
Householding
“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.
Postponement or Adjournment of Meeting
If a quorum is not present or represented, our bylaws permit the stockholders entitled to vote at the Meeting, we may adjourn to another time or place (whether or not a quorum is present). Notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, are announced at the Meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business which might have been transacted at the Meeting. If the adjournment is for more than 30 days, or after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

PROPOSAL NO. 1
ELECTION OF CLASS I DIRECTORS
Nominees
Our Board currently consists of seven directors divided into three classes: Class I comprised of David Michery, Jerry Alban, and Mary Winter; Class II comprised of Kent Puckett and Mark Betor; and Class III comprised of William Miltner and Jonathan New. The current terms of the Class I, Class II and Class III directors expire as of our annual meeting in 2022, 2023 and 2024, respectively. On June 7, 2022, Mr. Alban provided notice that he is retiring as Chief Operating Officer and a director of the Company effective July 1, 2022. On June 9, 2022, the Board appointed Ignacio Novoa as a Class I director effective July 1, 2022. As a Class I director, Mr. Novoa’s term expires at the Meeting. Accordingly, the Board has nominated Mr. Novoa as a Class I director-nominee for the Meeting.
At the Meeting, three nominees are to be elected as the Class I directors, each to hold office in accordance with our bylaws for a term ending as of the annual meeting of stockholder in 2025 and until his or her successor has been duly elected and qualified. All of the nominees currently serve as directors, except in the case of Mr. Novoa who will become a director effective July 1, 2022. No proxy may vote for more than the three nominees for Class I director.
The following table sets forth the names and ages of our Class I director nominees:
Name	Age	Title
David Michery	55	Chief Executive Officer, President, and Chairman of the Board
Ignacio Novoa	38	Director
Mary Winter	31	Secretary, Director
Each nominee has consented to being named as a nominee in this proxy statement and has indicated his or her availability and willingness to serve if elected. In the event that any nominee becomes unavailable or unable to serve as a director, prior to the voting, the proxy holders will refrain from voting for the unavailable nominee and will vote for a substitute nominee in the exercise of their best judgment, or the Board may determine to reduce the size of the Board to the number of nominees available.
Directors are nominated by our Board based on the recommendations of the Nominating and Governance Committee. As discussed elsewhere in this proxy statement, in evaluating director nominees, the Nominating and Governance Committee considers characteristics that include, among others, integrity, business experience, financial acumen, leadership abilities, familiarity with our businesses and businesses similar or analogous to ours, and the extent to which a candidate’s knowledge, skills, background and experience are already represented by other members of our Board. You can find information about director nominees below under the section “Board of Directors and Executive Officers.”
Assuming the nominees are elected, we will have seven directors serving as follows:
Class I Directors: David Michery, Ignacio Novoa and Mary Winter	Term expires at our 2025 annual meeting of stockholders.
Class II Directors : Kent Puckett and Mark Betor	Term expires at our 2023 annual meeting of stockholders.
Class III Directors: William Miltner and Jonathan New	Term expires at our 2024 annual meeting of stockholders.
Vote Required
You may vote in favor of any or all of the nominees or you may also withhold your vote as to any or all of the nominees. In order to elect a nominee, the affirmative vote of a plurality of all of the votes present in person or represented by proxy and entitled to vote at the Meeting is necessary for the election of the nominee for Class I director, assuming a quorum is present. “Plurality” means that the nominees receiving the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the meeting. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the nominees. If you hold your shares in “street name” and you do not instruct your broker how to vote in the election of directors, a broker non-vote will occur and, no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR CLASS I DIRECTOR.

PROPOSAL NO. 2
APPROVAL OF AMENDMENT TO
THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO 1,750,000,000 AND THE AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK TO 500,000,000
The Board believes that it is advisable and in the Company’s best interests and in the bests interests of our stockholders to amend our Second Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to increase the authorized number of shares of Common Stock to 1,750,000,000 shares and the authorized number of shares of Preferred Stock to 500,000,000 (the “Amendment”).
On June 9, 2022 our Board unanimously adopted resolutions approving the proposed Amendment and declared the Amendment, in substantially the form of the certificate of amendment attached as Appendix A hereto and incorporated herein by reference, to be advisable and in the best interests of the Company and our stockholders. Accordingly, our Board is submitting the proposed Amendment for approval by our stockholders. The proposed Amendment would increase the number of shares of Common Stock that we are authorized to issue from 500,000,000 shares of Common Stock to 1,750,000,000 shares of Common Stock and increase the number of shares of Preferred Stock that we are authorized to issue from 58,000,000 shares of Preferred Stock to 500000,000 shares of Preferred Stock, with a corresponding increase in our total authorized capital stock, which includes Common Stock and Preferred Stock, from 558,000,000 shares to 2,250,000,000 shares.
If stockholders approve this Proposal No. 2, we expect to file the certificate of amendment with the Secretary of State of the State of Delaware to increase the number of authorized shares of our Common Stock and Preferred Stock as soon as practicable following stockholder approval. In this regard, upon filing of the certificate of amendment with the Secretary of State of the State of Delaware, the second and third sentences of Section A of Article III of the Certificate of Incorporation would be amended as follows, with the proposed additions underlined and proposed deletions stricken through:
A. Classes of Stock. This corporation is authorized to issue two classes of stock to be designated, respectively, common stock and preferred stock. The total number of shares that this corporation is authorized to issue is 2,250,000,000 ~~558,000,000~~. The total number of shares of common stock authorized to be issued is ~~Five Hundred Million (500,000,000)~~ One Billion Seven Hundred Fifty Million (1,750,000,000), par value $0.001 per share (the “Common Stock”). The total number of shares of preferred stock authorized to be issued is ~~Fifty Eight Million (58,000,000)~~ Five Hundred Million (500,000,000), par value $0.001 per share (the “Preferred Stock”), of which Two Hundred Thousand (200,000) shares are designated as “Series A Preferred Stock,” Twelve Million (12,000,000) shares are designated as “Series B Preferred Stock,” and Forty Million (40,000,000) shares are designated as “Series C Preferred Stock.”
Reasons for the Increase in Authorized Shares
Our Board believes it is appropriate to increase our authorized shares of Common Stock and Preferred Stock so that we have shares available to provide additional flexibility to promptly and appropriately use our Common Stock and Preferred Stock for business and financial purposes in the future and pursue our strategic objectives, as well as to have sufficient shares available to provide appropriate equity incentives for our employees and other eligible service providers. The additional shares of Common Stock and Preferred Stock, if approved, may be used for various purposes without further stockholder approval. These purposes may include raising capital; providing equity incentives to employees, officers, directors, consultants and/or advisors; establishing collaborative or partnering arrangements with other companies; expanding our business through the acquisition of other businesses, products or technologies; and other purposes.
As of June 2, 2022, 472,977,469 shares of Common Stock were issued and outstanding and an aggregate of 7,688,800 shares of Common Stock are reserved for issuance upon conversion of the Series A Preferred and Series C Preferred. As of March 31, 2022, an aggregate of 196,005,353 shares are reserved for issuance upon exercise of outstanding warrants, and, as of June 9, 2022, there are 1,148,471 shares available for future issuance under the Company’s 2013 Incentive Plan. Plus, as described in in this proxy statement and for which the Company is seeking stockholder approval, the Company has also adopted the 2022 Equity Incentive Plan authorizing the grant of awards relating to up to 175,000,000 shares of Common Stock, it has entered into a Performance Equity Award agreement with David Michery, our Chief Executive Officer and, it has entered into a Stock Purchase Agreement dated June 7, 2022 whereby it may issue and sell shares of Series D Preferred Stock, which are convertible into shares of Common Stock, and warrants to purchase shares of Common Stock. We are seeking to increase our authorized Common Stock and Preferred Stock so that we may reserve and issue, if approved, (i) shares of Common Stock pursuant to our 2022 Equity Inventive Plan as described in Proposal No. 3 of this proxy statement, (ii) shares of Common Stock that may be issued to our Chief Executive Officer, David Michery, pursuant to the Performance Equity Award Agreement as described in Proposal No. 4 of this proxy statement, and (iii) shares of Series D Preferred Stock and warrants, which are convertible and exercisable for shares of Common Stock pursuant to the Securities Purchase Agreement as described in Proposal No. 5 of this proxy statement.
Except as described above, as of the date of this proxy statement, we have no other definitive plans, arrangements or understandings to issue any of the additional shares of Common Stock or Preferred Stock that would be available as a result of the approval of the proposed Amendment.
Effects of the Increase in Authorized Shares
The additional shares of Common Stock proposed to be authorized under the Amendment would have rights identical to our current outstanding Common Stock. The additional shares of Preferred Stock proposed to be authorized under the Amendment would be deemed “blank check” preferred stock as terms or rights have not been designated, except for the proposed Series D Preferred Stock, the terms of which are described in Proposal No. 5 of this proxy statement. Stockholder approval of the Amendment and issuance of the Common Stock and Preferred Stock authorized thereby would not affect the rights of the holders of our currently outstanding Common Stock and Preferred Stock, except for effects incidental to increasing the number of shares of Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock, and designation a new series of Preferred Stock. The additional shares of Common Stock and Preferred Stock authorized by the proposed Amendment could be issued by our Board without further vote of our stockholders except as may be required in particular cases by the Certificate of Incorporation, applicable law, regulatory agencies or Nasdaq rules.
Vote Required
You may vote in favor of or against this proposal or you may abstain from voting. Approval of the Amendment will require the affirmative vote of a majority of (i) the outstanding shares of our Common Stock, our Series A Preferred Stock, and our Series C Preferred Stock voting on an as-converted basis, together with the Common Stock, (ii) a majority of outstanding shares of Series A Preferred voting separately, and (iii) a majority of outstanding shares of Series C Preferred voting separately, present in person or represented by proxy at the Meeting and entitled to vote thereon, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of the Amendment.
Proposal No. 2 is a routine matter. If you own shares through a bank, broker or other holder of record, those shares may be voted on Proposal No. 2 by such bank, broker or other holder of record. Abstentions will have no effect on the proposal, based on the Company’s Amended and Restated Bylaws. Broker non-votes will not be counted as for any purpose and will have no effect on the result of the vote, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. If the stockholders do not approve the Amendment, the increase in authorized shares of Common Stock and Preferred Stock will not be implemented.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO 1,750,000,000 AND THE AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK TO 500,000,000.

PROPOSAL NO. 3
APPROVAL OF THE 2022 EQUITY INCENTIVE PLAN
OF MULLEN AUTOMOTIVE INC.
The Board is asking our stockholders to approve the 2022 Equity Incentive Plan of Mullen Automotive Inc. (the “2022 Plan”). Based on the recommendation of the Compensation Committee, the Board unanimously approved and adopted the 2022 Plan on June 9, 2022, and is submitting the 2022 Plan for stockholder approval at the Meeting.
We currently have the 2013 Equity Incentive Plan of Net Element, Inc. (the “2013 Plan”), which we assumed on November 5, 2021, in connection with the business combination transactions with Net Element. Because the 2013 Plan expires in 2023, the Board believes implementing the 2022 Plan is necessary to give our company the continued ability to attract and retain qualified employees, consultants and non-employee directors with appropriate equity-based awards, motivate high levels of performance, recognize employee contributions to our success and align the interests of plan participants with those of our stockholders. The Board believes that the ability to grant equity-based awards is needed for our Company to remain competitive for qualified employees, consultants and non-employee directors in the automotive industry, particularly against similar companies vying for a limited talent pool.
Although the 2013 Plan will expired in 2023, it will remain in place only for the issuance of shares of our Common Stock pursuant to equity compensation awards granted and outstanding under the 2013 Plan, which awards will continue to be governed by the terms of the 2013 Plan. Although the 2022 Plan already has been adopted by the Board, no equity awards are permitted to be granted under the 2022 Plan unless and until stockholder approval is received within 12 months of the Board adoption. The 2022 Plan authorizes the grant of awards relating to up to 175,000,000 shares of our Common Stock.
The Plan contains a number of provisions that the Board believes are consistent with the interests of stockholders and sound corporate governance, which include:
•
No Stock Option Repricings.   The Plan prohibits the repricing of stock options and stock appreciation rights without the approval of the stockholders. The provision applies to both direct repricings — lowering the exercise price of a stock option — and indirect repricings — canceling an outstanding stock option and granting a replacement stock option with a lower exercise price.

•
No Annual “Evergreen” Provision.   The Plan provides a fixed allocation of shares, thereby requiring stockholder approval of any additional allocation of shares.

•
No Discounted Stock Option or Stock Appreciation Rights.   The Plan prohibits the grant of a stock option or stock appreciation right with an exercise price of less than the fair market value of the closing price of our common stock on the date the stock option is granted.

•
Independent Committee.   The Plan will be administered by the Compensation Committee of the Board, which consists of “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code, Section 16b-3 of the Securities Exchange Act of 1934 and under the applicable rules of Nasdaq.

The 2022 Plan reserves 175,000,000 shares of our Common Stock for issuance pursuant to awards granted under the 2022 Plan. The 175,000,000 shares reserved for issuance under the Plan will serve as the underlying value for all equity awards under the 2022 Plan. The provisions of the 2022 Plan are summarized below. There has been no determination with respect to future awards under the 2022 Plan as of the date of this Proxy Statement.
Certain material features of the 2022 Plan are discussed below, however, the description is subject to, and qualified by the full text of the Plan attached as Appendix B and incorporated herein by reference.

DESCRIPTION OF THE 2022 PLAN
Summary of the 2022 Equity Incentive Plan
General
The 2022 Plan provides for grants of stock options, stock appreciation rights (SARs), stock awards and restricted stock units, all of which are sometimes referred to individually or collectively as “Awards,” to employees, consultants, non-employee directors of our company and its subsidiaries. Stock options may be either incentive stock options (ISOs), as defined in Section 422 of the Internal Revenue Code, or non-qualified stock options (NQSOs).
Plan Administration; Amendment and Termination
The Compensation Committee, with the participation and approval of the Board shall administer the 2022 Plan in accordance with applicable law, referred to as the Administrator. The Compensation Committee has the authority to determine, within the limits of the express provisions of the 2022 Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. The Committee generally has discretion to delegate its authority under the Plan to another committee of the Board or a subcommittee, or to such other party or parties, including officers of the Company, as the Committee deems appropriate. In addition, the Board may exercise any of the powers and authority of the Committee.
The Administrator may, amend, suspend or terminate any portion of the 2022 Plan for any reason, but must obtain stockholder consent for any material amendments to the 2022 Plan, or the consent of affected plan participants if any such action alters or impairs any obligations regarding Awards that have been granted. The 2022 Plan terminates in 2032. However, such termination will not affect Awards granted under the 2022 Plan prior to termination.
Reversion of Shares to the 2022 Plan
Any shares underlying an expired, forfeited or cancelled Award shall become available for future Awards under the 2022 Plan. Shares awarded and delivered under the 2022 Plan may be authorized but unissued, or reacquired shares.
Eligibility for Awards
Employees, consultants and non-employee directors of our company or its subsidiaries may be granted Awards under the 2022 Plan. The Administrator determines which individuals will receive Awards, as well as the number and composition of each Award. Awards under the 2022 Plan may consist of a single type or any combination of the types of Awards permissible under the Plan as determined by the Administrator, or by the full Board in the case of Awards to non-employee directors. These decisions may be based on various factors, including a participant’s duties and responsibilities, the value of the participant’s past services, his/her potential contributions to our success, and other factors.
Exercise Price Limitations
The Administrator will determine the exercise price for the shares underlying each Award on the date the Award is granted. The exercise price for shares under an ISO may not be less than 100% of fair market value on the date the Award is granted under Section 422 of the Internal Revenue Code (the “Code”). Similarly, under the terms of the 2022 Plan, the exercise price for SARs and NQSOs may not be less than 100% of fair market value on the date of grant. There is no minimum exercise price prescribed for stock awards and restricted stock units awarded under the 2022 Plan.
No Material Amendments or Re-Pricing Without Stockholder Approval
Except for adjustments upon changes in capitalization, dissolution, merger or asset sale, the 2022 Plan prohibits our company from making any material amendments to the 2022 Plan or decreasing the exercise price or purchase price of any outstanding Award, including by means of cancellation or re-grant, without stockholder approval.
Award Exercise; Payment of Exercise Price
The Administrator will determine when Awards become exercisable. However, no Award may have a term longer than ten years from the date of grant unless otherwise approved by our stockholders, and no Award may be exercised after expiration of its term. Payment for any shares issued upon exercise of an Award shall be specified in each participant’s Award agreement, and may be made by cash, check or other means specified in the 2022 Plan.
Tax Withholding
We shall have the right to deduct or withhold or require a participant to remit to us an amount sufficient to satisfy federal, state, local and any applicable foreign taxes (including FICA obligations, if applicable) required to be withheld with respect to the grant, exercise or vesting of any Award.
Effect of Termination, Death, or Disability
If a participant’s employment, consulting arrangement, or service as a non-employee director terminates for any reason, the vesting of an Award generally will stop as of the effective termination date. Participants generally have three months from their termination date to exercise vested unexercised options and SARs before they expire. Longer post-termination exercise periods apply in the event the termination of employment or cessation of service results from death or disability. If a participant is dismissed for cause, the right to exercise shall terminate five business days following the participant’s receipt of written notice from us of the participant’s termination.
Non-Transferability of Awards
Unless otherwise determined by the Administrator, Awards granted under the 2022 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised by the participant only during the participant’s lifetime.
Stock Appreciation Rights
Under the 2022 Plan, SARs may be settled in shares or cash and must be granted with an exercise price not less than 100% of fair market value on the date of grant. Upon exercise of a SAR, a participant is entitled to receive cash or a number of shares equivalent in value to the difference between the fair market value on the exercise date and the exercise price of the SAR. For example, assume a participant is granted 100 SARs with an exercise price of $10 and assume the SARs are later exercised when the fair market value of the underlying shares is $20 per share. At exercise, the participant is entitled to receive 50 shares [(($20 – $10) x 100) / $20], or $1,000 in cash (50 shares x $20).
Stock Awards
The 2022 Plan also permits the Company to grant stock awards. The Administrator has discretion to establish periods of restriction during which shares awarded remain subject to forfeiture or the Company’s right to repurchase if the participant’s employment terminates for any reason (including death or disability). Restrictions may be based on the passage of time, the achievement of specific performance objectives, or other measures as determined by the Administrator in its discretion. Stock Awards may be granted for past services with no restrictions. During periods of restriction, a participant has the right to vote his/her restricted stock and to receive distributions and dividends, if any, but may not sell or transfer any such shares.
Restricted Stock Units
The 2022 Plan also permits the Company to grant restricted stock units that are payable in Company shares or in cash. Each restricted stock unit is equivalent in value to one share of the Company’s common stock. Depending on the number of restricted stock units that become vested at the end of the performance period, the equivalent number of shares are payable to the participant, or the equivalent value in cash. The restricted stock units may be vested upon the attainment of performance goals of based on continued service.
Changes in Capitalization; Change of Control
The 2022 Plan provides for exercise price and quantity adjustments if we declare a stock dividend or stock split. Also, vesting or restriction periods may be accelerated if we merge with another entity that does not either assume the outstanding Awards or substitute equivalent Awards. In such case, vesting will be accelerated ten days prior to the consummation of the Change in Control and the Award will terminate and no longer be exercisable upon consummation. We have employment arrangements with certain executive officers that provide for accelerated vesting of stock options.
Participation in the 2022 Plan
Except as otherwise provided in the 2022 Plan, the grant of Awards is subject to the discretion of the Administrator. No determinations have been made with respect to future awards under the 2022 Plan.
U.S. Federal Income Tax Consequences
Option Grants
Options granted under the 2022 Plan may be either ISOs, which are intended to satisfy the requirements of Section 422 of the Code, or NQSOs, which are not intended to meet those requirements. The Federal income tax treatment for NQSOs and ISOs is summarized below.
Non-Qualified Stock Options
No taxable income is recognized by an optionee upon the grant of an NQSO. Generally, the optionee will recognize ordinary income in the year in which the option is exercised. The amount of ordinary income will equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. Our company and the optionee are required to satisfy the tax withholding requirements applicable to that income, unless the optionee is a non-employee director or consultant, where in such case tax withholding is not required. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to exercised NQSOs.
Incentive Stock Options
No taxable income is recognized by an optionee upon the grant of an ISO. Generally, the optionee will not recognize ordinary income in the year in which the option is exercised, although the optionee’s gain from exercise may be subject to alternative minimum tax. If the optionee sells the underlying shares acquired from the option within two years after the option grant date or within one year of the option exercise date, then the sale is treated as a disqualifying disposition and the optionee will be taxed in the year of disposition on the gain at exercise, but not exceeding the gain from disposition as ordinary income and the balance of the gain from disposition, if any, as short-term or long-term capital gain. We will be entitled to an income tax deduction that equals the amount of the optionee’s compensatory ordinary income. If the optionee does not make a disqualifying disposition, then the optionee will not recognize ordinary income and the entire gain will be taxes as long-term capital gain and we will not be entitled to a tax deduction.
Stock Appreciation Rights
No taxable income is recognized by an optionee upon the grant of a SAR. The participant will recognize ordinary income in the year in which the SAR is exercised. The amount of ordinary income will be fair market value of the shares received or the cash payment received. Our company and the participant are required to satisfy the applicable tax withholding requirements, unless the participant is a non-employee director, where in such case tax withholding is not required. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant with respect to exercised SARs.

Stock Awards
The tax principles applicable to the issuance of shares under the Plan will be substantially the same as those summarized above for the exercise of non-qualified stock options in that they are both governed by Section 83 of the Internal Revenue Code. When shares are granted with no restrictions, the participant will have ordinary income equal to the difference between the fair market value of the shares on the grant date and the amount paid for the shares, if any. If shares are granted with restrictions, such income tax treatment applies on the date the restrictions lapse (the “vesting” date) based on the fair market value of the shares on the vesting date, unless the participant made an “83(b) election” within 30 days of the date of grant to include as ordinary income in the year of the grant, an amount equal to the difference between the fair market value of the granted shares on the grant date and any amount paid for the shares. If the Section 83(b) election is made, the participant will not recognize any additional compensation income when the restriction lapses, but may have capital gain income or loss upon sale of the shares. The Company will be entitled to an income tax deduction equal to the ordinary income recognized by the participant in the year in which the participant recognizes such income.
Restricted Stock Units
Generally, a plan participant who is granted restricted stock units will recognize ordinary income in the year payment occurs. The income recognized will generally be equal to the fair market value of the shares received or to the cash payment received. The Company will generally be entitled to an income tax deduction equal to the income recognized by the participant on the payment date for the taxable year in which the ordinary income is recognized by the participant.
Deductibility of Executive Compensation
We anticipate that any compensation deemed paid by us in connection with the exercise of both ISOs and NQSOs granted with exercise prices equal to the fair market value of the shares on the grant date will not be subject to the “Section 162(m) $1 million limitation” per covered individual on the deductibility of the compensation paid to our executive officers.
Stockholder Approval
We are seeking stockholder approval of the 2022 Plan, including the shares reserved under the 2022 Plan. The 2022 Plan provides a meaningful opportunity for employees, consultants and non-employee directors to acquire a proprietary interest in our company, thereby encouraging those individuals to remain in our service and more closely align their interests with those of the stockholders. The Board believes that it is in our best interest to have an equity incentive program.
Effective Date
The Plan will become effective upon stockholder approval. If this proposal is approved, we anticipate filing a Form S-8 registration statement with the SEC shortly after the Meeting to register the 2022 Plan.
Vote Required
You may vote in favor of or against this proposal or you may abstain from voting. Approval of the 2022 Equity Incentive Plan requires the affirmative vote of a majority of the outstanding shares of our Common Stock, our Series A Preferred and our Series C Preferred voting on an as-converted basis, together with the Common Stock present in person or represented by proxy at the Meeting and entitle to vote thereon, assuming the presence of a quorum. There are no shares of Series B Preferred outstanding as of the Record Date. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of the 2022 Plan.
Proposal No. 3 is a non-routine matter. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal No. 3 in order for them to vote your shares so that your vote can be counted. Abstentions will have no effect on the proposal, based on the Company’s Amended and Restated Bylaws. Broker non-votes will not be counted as for any purpose and will have no effect on the result of the vote, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. If the stockholders do not approve this proposal, the 2022 Plan will not be effectuated but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE MULLEN AUTOMOTIVE INC. 2022 EQUITY INCENTIVE PLAN

PROPOSAL NO. 4
APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(C),
OF THE ISSUANCE OF SHARES OF COMMON STOCK TO OUR CHIEF EXECUTIVE OFFICER PURSUANT TO A PERFORMANCE STOCK AWARD AGREEMENT
Description of Performance Stock Award Agreement
On April 29, 2022, the Compensation Committee unanimously approved the recommendation to the board of directors, and on May 5, 2022, the board of directors approved, the grant of performance equity awards to David Michery, the Company’s Chief Executive Officer, pursuant to a Performance Stock Award Agreement (the “Award Agreement”). The Company believes that the grant of the equity pursuant to the terms of the Award Agreement is in the best interests of the stockholders as it provides incentive for Mr. Michery to achieve the Company’s business plans. Pursuant to the Award Agreement, Mr. Michery is eligible to receive shares of Common Stock based on the achievement of milestones as described below (“Milestones”), and within each Milestone the achievement of certain performance tranches (each, a “Tranche”), with each Tranche representing a portion of shares of Common Stock that may be issued to Mr. Michery upon achievement of such Tranche. Upon the achievement of each Tranche of one of the Milestones and subject to Mr. Michery continuing as the Chief Executive Officer, the Company will issue shares of Common Stock as specified in the Tranche. The Award Agreement and the issuance of the shares of Common Stock pursuant to its terms are subject to stockholder approval.
Description of Milestones
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Vehicle Delivery Milestones:   For each vehicle delivery milestone that is satisfied within the performance period specified, the Company will issue to Mr. Michery a number of shares of Common Stock equal to 2% of Mullen’s then-current total issued and outstanding shares of Common Stock: (i) Delivery of Mullen’s Class One Van to customers for a pilot program under the captured fleet exemption by the end of December 2022; (ii) Procuring full USA certification and homologation for the sale and delivery of its Class One Van by end of August 2023; (iii) Full USA certification and homologation of the Dragonfly RS sports car by August 2024; (iv) Producing a drivable prototype of its Mullen 5 vehicle for consumers to test by end of October 2023; and (v) Producing a drivable prototype of its Mullen 5 RS High Performance vehicle for consumers to test by end of January 2023.

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Capital Benchmark Milestones:   For each $100 million raised (a “Capital Tranche”), and subject to an aggregate maximum of raised of $1.0 Billion in equity or debt financing between the date of the Award Agreement and the end of July 2024, the Company will issue at number of shares of Common Stock equal to 1% of Mullen’s then-current total issued and outstanding shares of Common Stock; as of the date a Capital Tranche is achieved. Additionally, if Mullen is included in the Russel Index, the Company will issue to Mr. Michery a number of shares of Common Stock equal to 2% of Mullen’s then-current total issued and outstanding shares as of the date Mullen is approved to be included on the Russel Index.

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Feature Milestone:   If Mullen enters into an agreement with a manufacturer or provider of equipment, accessory, feature or other product (collectively, “Feature”) by the end of 2023 that sets Mullen or its vehicle apart from its competitors or that provides Mullen a first mover or first disclosure advantage over its competitors for the Feature, the Company will issue to Mr. Michery a number of shares of Common Stock equal to 5% of Mullen’s then-current total issued and outstanding shares of Common Stock as of date the Feature milestone is achieved.

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Distribution Milestone:   If Mullen meets the vehicle distribution milestones set forth below by entering into a joint venture or other distribution agreement by the end of 2024, the Company will issue to Mr. Michery a number of shares of Common Stock equal to 2% of Mullen’s then-current total issued and outstanding shares of Common Stock for each vehicle delivery milestone achieved: (i) agreement with an established local, USA dealer or franchise network; and (ii) agreement with an established Latin American or other non-USA based dealer or franchise network.

Effect of Issuance of Additional Shares of Common Stock
If this Proposal No. 4 set forth above in this proxy statement is approved by stockholders and if Mr. Michery achieves any of the Milestones, the Company will be issuing additional shares of Common Stock, increasing the number of shares of Common Stock outstanding. As a result, our stockholders will incur dilution of their percentage ownership upon any issuance of shares of Common Stock pursuant to the terms of the Award Agreement.
Since the number of shares to be issued will depend on the number of shares of common stock outstanding at the time that a Milestone or Tranche is achieved and whether and to what extent a Milestone or Tranche is achieved, we cannot predict the number of shares that will actually be issued. By way of example only, however, 1%, 2% and 5% of 472,977,469 shares of Common Stock outstanding on June 2, 2022, would result in the issuance of 4,729,774 shares, 9,459,549 shares and 23,648,873 shares of Common Stock, respectively. Plus, those amounts may be aggregate resulting in a larger amount of shares that may be issued overall depending on how many of the Milestones and Tranches Mr. Michery accomplishes.
Issuance of shares of Common Stock pursuant to the terms of the Award Agreement will result in an increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of outstanding shares of our Common Stock and will experience a significant reduction in the percentage interests in voting power. Further, the issuance or resale of our Common Stock could cause the market price of our Common Stock to decline.
Proposal to Approve Issuance of Additional Shares of Common Stock
Nasdaq Listing Rule 5635(c) requires us to obtain stockholder approval with respect to certain non-public offerings involving the sale, issuance or potential issuance by Mullen of equity compensation. Accordingly, we are seeking stockholder approval for the issuance of Common Stock to our Chief Executive Officer pursuant to the terms of the Performance Award Agreement as set forth in this Proposal No. 4.
Consequences of Not Approving This Proposal
If we do not obtain stockholder approval at the Meeting, the Board may seek stockholder approval at a future meeting.
Vote Required
You may vote in favor of or against this proposal or you may abstain from voting. Approval of the issuance of shares of Common Stock to our Chief Executive Officer pursuant to the Award Agreement requires the affirmative vote of a majority of the total votes cast of the outstanding shares of our Common Stock, our Series A Preferred, and our Series C Preferred voting on an as-converted basis, together with the Common Stock, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of this proposal.
Proposal No. 4 is a non-routine matter. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal No. 4 in order for them to vote your shares so that your vote can be counted. Abstentions will have no effect on the proposal, based on the Company’s Amended and Restated Bylaws. Broker non-votes will not be counted as for any purpose and will have no effect on the result of the vote, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. If the stockholders do not approve the proposal, the equity awards will not be granted.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(C),
OF THE ISSUANCE OF SHARES OF COMMON STOCK TO OUR CHIEF EXECUTIVE
OFFICER PURSUANT TO A PERFORMANCE STOCK AWARD AGREEMENT

PROPOSAL NO. 5
APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE
5635(D), OF POTENTIAL ISSUANCE OF SERIES D PREFERRED STOCK AND WARRANTS AND SHARES OF COMMON STOCK UPON CONVERSION OF THE SERIES D PREFERRED STOCK AND WARRANTS, AND ANY FUTURE ADJUSTMENTS OF CONVERSION PRICE OF THE SERIES D PREFERRED STOCK AND EXERCISE PRICE OF THE WARRANTS
The information set forth in this Proposal No. 5 is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, and the forms of Warrant and the Certificate of Designation for Series D Preferred Stock attached thereto, attached as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on June 10, 2022. Stockholders are urged to carefully read these documents.
Background
On June 7, 2022, we entered into a securities purchase (the “Securities Purchase Agreement”) with certain investors, pursuant to which upon the terms and subject to the conditions contained therein and solely upon the request of the Company, the investors will be required to purchase an aggregate of $275 million (the “Commitment Amount”) of the Company’s Series D Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), and five-year warrants exercisable for shares of Common Stock (the “Warrants”). The number of warrants that may be issued will equal 110% of the shares of Series D Preferred Stock purchased by the investors. The purchase price per share of Series D Preferred Stock will be the lower of (i) $1.27, the closing price of the Company’s stock on the date the Securities Purchase Agreement was executed, or (ii) the closing price of the Common Stock on the trading day immediately preceding the Purchase Date (as defined below), subject to a floor price of $0.10 per share.
The date on which the Company may require the investors to purchase the Series D Preferred Stock and Warrants is the 90th day (the “Purchase Date”) following the date on which a registration statement covering the registration for resale of securities issued during May 2022 pursuant to additional investment rights provided in the Exchange Agreement dated May 7, 2021 and a $20 million securities purchase agreement. If the Company elects to issue the securities pursuant to the Securities Purchase Agreement, the Company plans to use the proceeds to support the development of The Mullen class one, class two, class three, and Mullen five and Mullen five RS vehicle lineups.
The Company agreed that as long as any of the Series D Preferred Stock and Warrants remain outstanding, it will have authorized and reserved for the purpose of issuance, no less than 250% of the shares of Common Stock issuable upon conversion or exercise of the Series D Preferred Stock and Warrants. The Company also agreed that, without the prior written consent of the buyers, it will not, for a period of 90 days after the purchase of the Series D Preferred Stock and Warrants offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company, excluding shares issued upon conversion and exercise of the Series D Preferred Stock and Warrants and the issuance by the Company of Common Stock upon the exercise of an outstanding options or warrants or the conversion of a security outstanding.
Prior to any sale and purchase may occur pursuant to the Securities Purchase Agreement, the Company is required to satisfy certain conditions including, obtaining stockholder approval (as described in this Proposal) and that a registration statement for the issuance of such securities has been declared effective; provided, that for the 10 trading days prior to effectiveness of the registration statement, the average daily trading volume of the Common Stock is greater than $27.5 million.
If the Company does not deliver a notice of purchase on the Purchase Date for the entire Commitment Amount then the Company is required to pay to the investors $27.5 million in cash or the investors may choose to receive 28.5 million shares of Common Stock that will be registered on a registration statement; provided that, if the failure is due solely to the Company’s inability to have the registration statement declared effective by the Purchase Date, the Company may extend the Purchase Date to no later than 180 days. The Company agreed that if it is unable to have a registration statement declared effective, that it will not file any registration statement (excluding any registration statement on Form S-8) for another investor for a period of 90 days from the extended deadline date. Furthermore, if the Company fails to deliver a notice of purchase on the Purchase Date, then during the period ending 180 days after the termination date, the investors will have the right of first refusal to participate in any offering of debt or equity securities of the Company (other than bank debt or similar financing).
Description of Series D Preferred Stock
If the Company receives the requisite approval from the stockholders of this Proposal No. 5, the Company intends to designate shares of Preferred Stock as Series D Preferred Stock.
Voting Rights.   Except as otherwise expressly provided by the amended and restated certificate of incorporation or as provided by law, the holders of shares of Common Stock and Preferred Stock, including the Series D Preferred Stock, will at all times vote together as a single class on all matters (including the election of directors) submitted to a vote of the stockholders; provided, however, that, any proposal which adversely affects the rights, preferences and privileges of the Series D Preferred must be approved by a majority in interest of the Series D Preferred Stock. Each holder of Series D Preferred Stock will have the right to one vote per share (on a fully converted basis) held of record by such holder.
Conversion.   The Series D Preferred Stock will automatically be converted into shares of Common Stock at the applicable Conversion Rate at the time in effect immediately upon (A) the issuance of shares of Common Stock underlying the Series D Preferred Stock being registered pursuant to the Securities Act and such registration remaining effective, (B) the trading price for the Company’s Common Stock being more than two times the Series D Conversion Price for 20 trading days in any period of 30 consecutive trading days on the Nasdaq Capital Market, and (C) the average daily trading dollar volume of Common Stock during such 20 trading days is equal to or greater than $27.5 million. The Series D Preferred Stock is convertible at the option of each holder at any time into the number of shares of Common Stock determined by dividing the Series D Original Issue Price (plus all unpaid accrued and accumulated dividends thereon, as applicable, whether or not declared), by the Series D Conversion Price (the “Conversion Rate”), in effect on the date the certificate is surrendered for conversion. The initial “Series D Conversion Price” is the Series D Original Issue Price, subject to adjustment as set forth in the amended and restated certificate of incorporation. The Series D Preferred Stock will not be convertible by a holder to the extent that the holder or any of its affiliates would beneficially own in excess of 9.99% of the Common Stock, subject to certain protections as provided in the amended and restated certificate of incorporation.
Dividends.   The Series D Preferred Stock will bear a cumulative 15.0% per annum fixed dividend payable no later than the 5th day after the end of each month on the Series D Original Issue Price plus unpaid accrued and accumulated dividends. “Series D Original Issue Price” means for each share of the Series D Preferred Stock the lower of (i) $1.27 or (ii) the closing price of the Common Stock on the trading day immediately preceding the Purchase Date (as adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series D Preferred Stock). Dividends on the Series D Preferred Stock will be prior to any dividends on any other series of Preferred Stock or the Common Stock. The Company may elect to pay dividends for any month with a paid-in-kind election (“PIK”) if (i) the shares issuable further to the PIK are subject to an effective registration statement, (ii) the Company is then in compliance with all listing requirements of Nasdaq and (iii) the average daily trading dollar volume of the Company’s common stock for ten trading days in any period of twenty consecutive trading days on the NASDAQ is equal to or greater than $27.5 million.
Redemption Rights.   There will be no mandatory redemption date, but, subject to the conditions set forth below, all, but not less than all, of the shares will be redeemable by the Company at any time, provided that if the Company issues notice to redeem, the buyers shall have 15 days to convert such shares to Common Stock prior to the date of redemption. The redemption price is equal to the Series D Original Issue Price, plus accrued and accumulated dividends, (whether or not declared (the “Series D Redemption Price”). The conditions to the redemption will be as follows: (i) the shares have been issued and outstanding for at least one year, (ii) the issuance of the shares of Common Stock underlying the shares has been registered pursuant to the Securities Act and the registration statement is effective, and (iii) the trading price for the Common Stock is less than the Series D Conversion Price (as such term is defined in the amended and restated certificate of incorporation) for 20 trading days in any period of 30 consecutive trading days on the Nasdaq CM. In addition to the above, the shares will also be redeemable in accordance with the following schedule provided the issuance of shares of Common Stock underlying the shares has been registered and the registration statement remains effective:
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Year 1: No Redemption

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Year 2: Redemption at 120% of the Series D Redemption Price

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Year 3: Redemption at 115% of the Series D Redemption Price

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Year 4: Redemption at 110% of the Series D Redemption Price

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Year 5: Redemption at 105% of the Series D Redemption Price

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Year 6 and thereafter: Redemption at 100% of the Series D Redemption Price

Description of the Warrants
If issued, the exercise price of the Warrants will be the lower of (i) $1.27 or (ii) the closing price of the Common Stock on the trading day immediately preceding the Purchase Date, subject to a floor price of $0.10 per share. The Company must reserve out of authorized and unissued shares a number of shares of Common Stock equal to 250% of the maximum number of shares of Common Stock that are issuable upon exercise of the Warrants from time to time. If the Company fails to timely deliver shares upon exercise of the Warrant, the Company will be required to either (A) pay the holder for each trading day on which shares are not delivered 1% of the product of the number of shares not so issued multiplied by the closing sale price of the Common Stock on the trading day immediately preceding the required delivery date, or (B) if the holder purchases shares of Common Stock in anticipation of delivery of shares upon exercise of the Warrant, cash in an amount equal to holder’s total purchase price of such shares.
The Warrants will provide for cashless exercise pursuant to which the holder will receive upon exercise a “net number” of shares of Common Stock determined according to the following formula (the “Cashless Exercise”):
Net Number = (A x B) / C
For purposes of the foregoing formula:
A= The total number of shares with respect to which the Warrant is then being exercised.
B= The Black Scholes Value (as described below).
C=
The lower of the two Closing Bid Prices of the Common Stock in the two days prior the time of such exercise (as such Closing Bid Price is defined in Section 16 herein), but in any event not less than $0.01(as may be adjusted for stock dividends, subdivisions, or combinations in the manner described in Section 2(a) herein).

For purposes of the cashless exercise, “Black Scholes Value” means the Black Scholes value of an option for one share of Common Stock at the date of the applicable Cashless Exercise, as such Black Scholes value is determined, calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Exercise Price, as adjusted, (ii) a risk-free interest rate corresponding to the U.S. Treasury rate, (iii) a strike price equal to the Exercise Price in effect at the time of the applicable Cashless Exercise, (iv) an expected volatility equal to 135%, and (v) a deemed remaining term of the Warrant of 5 years (regardless of the actual remaining term of the Warrant).
The exercise price and number of shares issuable upon exercise of the Warrants will further be adjusted upon the occurrence of certain events and holders will be allowed to participate in certain issuances and distributions (subject to certain limitations and restrictions), including certain stock dividends and splits, dilutive issuances of additional common stock, and dilutive issuances of, or changes in option price or rate of conversion of, options or convertible securities, as well as the issuance of purchase rights or distributions of assets.

If, during restricted period, the Company effects a subsequent financing, including the issuance of options and convertible securities, any Common Stock, issued or sold or deemed to have been issued or sold) for a consideration per share less than a price equal to the current exercise price of the Warrant (a “Dilutive Issuance”), then immediately after such issuance, the exercise price will be reduced (and in no event increased) to the price per share as determined in accordance with the following formula:
EP2 = EP1 x (A + B) / (A + C)
For purposes of the foregoing formula:
A= The total number of Warrant Shares with respect to which this Warrant may be exercised.
B=
The total number of shares of Common Stock that would be issued or issuable under the Dilutive Issuance if issued at a per share equal to EP1.

C=
The total number of shares of Common Stock actually issued or issuable under the Dilutive Issuance.

EP1= The Exercise Price in effect immediately prior to a Dilutive Issuance.
EP2=
The Exercise Price immediately after such Dilutive Issuance; provided, however, that such price shall in no event be less than $0.01 per share of Common Stock.

“Restricted period” means the period commencing on the Purchase Date and ending on the earlier of (i) the date immediately following the 90th day after a registration statement registering for the securities has been declared effective by the SEC and (ii) the 90th day after the securities purchased are saleable under Rule 144 without the requirement for current public information and without volume or manner of sale limitations.
The Warrants will provide for certain purchase rights whereby if the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock, then the holder will be entitled to acquire such purchase rights which the holder could have acquired if the holder had held the number of shares of Common Stock acquirable upon complete exercise of the Warrant.
The exercisability of the Warrants may also be limited if, upon exercise, the holder and its affiliates would in aggregate beneficially own more than 9.99% of the Common Stock.
The Company would also agree not to enter into any fundamental, transaction, such as a merger, sale of more than 50% of the outstanding voting shares, sale of substantially all assets, or business combination, unless the successor entity assumes all of the obligations of the Company under the Warrants and the other transaction documents related to the Warrants.
Reasons for Requesting Stockholder Approval
Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (the “Minimum Price”).
The potential issuance of the Series D Preferred Stock, the Warrants and the underlying shares of Common Stock of the Series D Preferred Stock and Warrants do not constitute a public offering under the Nasdaq Listing Rules.
The Board has determined that the sale of the Series D Preferred Stock and the Warrants and the issuance of shares of Common Stock pursuant to the Series D Preferred Stock and the Warrants, is in the best interests of the Company and its stockholders because of the Company’s potential need to obtain additional financing.

The issuance of the shares of Series D Preferred Stock and Warrants pursuant to the Securities Purchase Agreement will not affect the rights of the holders of outstanding shares of Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders. For example, if the Company issues a purchase notice for the issuance and sale of $275 million, then it will issue approximately 196,850,393 shares of Series D Preferred Stock and Warrants exercisable for 196,850,393 shares of Common Stock. Plus, by way of further example, if (i) the Series D Preferred Stock is converted in full at the conversion price of $1.27 per share, and (ii) the Warrants are exercised in full at the exercise price of $1.27 per share, then approximately 393,700,787 shares of Common Stock will be issued. As described above, the Series D Preferred Stock and the Warrants contain anti-dilution provisions that may materially increase the number of shares of Common Stock that are issued by the Company in connection with the conversion and exercise of the Series D Preferred Stock and Warrants. No assurance can be given that any shares of Common Stock will be issued upon conversion of the Series D Preferred Stock or exercise of the Warrants, or that additional shares of Common Stock will not be issued in the event that the conversion price of the Series D Preferred Stock decreases pursuant to its terms, or that the number of shares of Common Stock issuable upon the exercise of the Warrants does not increase pursuant to the terms of such warrants.
Unlike Nasdaq Rule 5635, which limits the aggregate number of shares of Common Stock the Company may issue to the investors, the Series D Preferred Stock and the Warrants provide a beneficial ownership limitation (as described above) that limits the number of shares each investor may beneficially own at any one time. Consequently, the number of shares of Common Stock an investor may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of Common Stock increases over time. In addition, the investors may sell some or all of the shares they receive under the Series D Preferred Stock and Warrants, permitting them to acquire additional shares in compliance with the beneficial ownership limitation.
Possible Effects of Disapproval of this Proposal
Our Board is not seeking the approval of our stockholders to authorize our entry into the Securities Purchase Agreement. Unless the Company obtains the approval of its stockholders as required by Nasdaq, the Company will be prohibited from issuing Series D Preferred Stock and Warrants and any shares of Common Stock upon conversion and exercise of such, if the issuance of such shares of Common Stock would exceed 19.99% of the Company’s outstanding shares of Common Stock or otherwise exceed the aggregate number of shares of Common Stock which the Company may issue without breaching our obligations under the rules and regulations of Nasdaq.
If this Proposal No. 5 is not approved by our stockholders, we will not be able to issue and sell the Series D Preferred Stock and Warrants pursuant to the Securities Purchase Agreement thereby preventing us from raising additional funds. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities. If we were unsuccessful in raising additional capital, we would be required to curtail our plans to expand our manufacturing and sales capabilities and instead reduce operating expenses, dispose of assets, as well as seek extended terms on our obligations, the effect of which would adversely impact future operating results..
Vote Required; Board of Directors Recommendation
You may vote in favor of or against this proposal or you may abstain from voting. Approval of this Proposal No. 5 requires the affirmative vote of a majority of the total votes cast of the outstanding shares of our Common Stock, our Series A Preferred, and our Series C Preferred voting on an as-converted basis, together with the Common Stock, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of this proposal.
Proposal No. 5 is a non-routine matter. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal No. 5 in order for them to vote your shares so that your vote can be counted. Abstentions will have no effect on the proposal, based on the Company’s Amended and Restated Bylaws. Broker non-votes will not be counted as for any purpose and will have no effect on the result of the vote, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE, APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE POTENTIAL ISSUANCE OF SERIES D PREFERRED STOCK AND WARRANTS AND SHARES OF COMMON STOCK UPON CONVERSION OF THE SERIES D PREFERRED STOCK AND WARRANTS, AND ANY FUTURE ADJUSTMENTS OF CONVERSION PRICE OF THE SERIES D PREFERRED STOCK AND EXERCISE PRICE OF THE WARRANTS

PROPOSAL NO. 6
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has recommended the reappointment of Daszkal Bolton, LLP (“Daszkal Bolton”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022. Daszkal Bolton also served as the auditor for the Company’s predecessor Net Element, Inc. for the years ended December 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016 and December 31, 2015. The stockholders are being requested to ratify the reappointment of Daszkal Bolton at the Meeting. If the selection is not ratified, it is contemplated that the appointment of Daszkal for 2022 may be permitted to stand in view of the difficulty and the expense involved in changing independent auditors on short notice, unless the Audit Committee finds other compelling reasons for making a change. Even if the selection is ratified, the Audit Committee and the Board of Directors may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. The Company anticipates that a representative of Daszkal Bolton will attend the Meeting. The representative will have an opportunity to make a statement and to respond to appropriate stockholder questions.
Vote Required
You may vote in favor of or against this proposal or you may abstain from voting. The affirmative vote of a majority of the outstanding shares of our Common Stock, our Series A Preferred, and our Series C Preferred voting on an as-converted basis, together with the Common Stock, present in person or represented by proxy at the Meeting and entitled to vote thereon, assuming the presence of a quorum, is required to ratify the appointment of Daszkal Bolton as the Company’s independent registered public accounting firm. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the appointment of Daszkal Bolton as the Company’s independent registered public accounting firm. Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Brokers and other nominees that do not receive instructions are generally entitled to vote on the ratification of the appointment of our independent registered public accounting firm.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF DASZKAL BOLTON, LLP
Principal Accountant Fees and Services
Audit Fees.   The aggregate fees, including expenses, billed by our principal accountant for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q and other services that are normally provided in connection with statutory and regulatory filings or engagements during each of the fiscal years ended September 31, 2021 and 2020 were $170,000 and $128,000, respectively.
Audit-Related Fees.   The aggregate fees, including expenses, billed by our principal accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements not reported under “Audit Fees” above during the fiscal years ended September 31, 2021 and 2020 were $50,000 and $ – 0-, respectively.
Tax Fees.   The aggregate fees, including expenses, billed by our principal accountant for services rendered for tax compliance, tax advice and tax planning during the fiscal years ended September 31, 2021 and 2020 were $0 and $0, respectively.
All Other Fees.   The aggregate fees, including expenses, billed for all other products and services provided by our principal accountant during the fiscal years ended September 31, 2021 and 2020 were $0 and $0, respectively.

Audit Committee Pre-Approval Policy
Our audit committee is responsible for approving in advance the engagement of our principal accountant for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approving the fees and other terms of any such engagement. The audit committee may in the future establish pre-approval policies and procedures pursuant to which our principal accountant may provide certain audit and non-audit services to us without first obtaining the audit committee’s approval, provided that such policies and procedures (i) are detailed as to particular services, (ii) do not involve delegation to management of the audit committee’s responsibilities described in this paragraph and (iii) provide that, at its next scheduled meeting, the audit committee is informed as to each such service for which the principal accountant is engaged pursuant to such policies and procedures. In addition, the audit committee may in the future delegate to one or more members of the audit committee the authority to grant pre-approvals for such services, provided that the decisions of such member(s) to grant any such pre-approval must be presented to the audit committee at its next scheduled meeting.
All audit and audit-related services performed by our principal accountant during the fiscal years ended September 31, 2021 and 2020 were pre-approved by our Board of Directors, then acting in the capacity of an audit committee.

REPORT OF THE AUDIT COMMITTEE
Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with Public Company Accounting Oversight Board (PCAOB) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.
In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the September 30, 2021 audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards Update No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee received the written disclosures from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.
Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal 2021 filed with the SEC.
The Audit Committee also has appointed, subject to stockholder ratification, Daszkal Bolton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022.
Respectfully submitted,
Audit Committee
Jonathan New, Chair
Kent Puckett
Mark Betor
The Report of the Audit Committee should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report of the Audit Committee therein by reference.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
Board Leadership Structure and Risk Oversight
Our Board does not have a policy on whether or not the role of the Chief Executive Officer and Chairman should be separate or, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. The Board believes it is in the best interests of the Company to make that determination based on the membership of the Board and the position and direction of the Company. The Board currently has determined that having David Michery serve as our Chairman and our Chief Executive Officer makes the best use of his experience, expertise and extensive knowledge of the Company and its industry, as well as fostering greater communication between the Company’s management and the Board.
The Board as a whole is responsible for consideration and oversight of the risks we face and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board and these committees make reports to the full Board, including reports on noteworthy risk-management issues. Members of the Company’s senior management team regularly report to the full Board about their areas of responsibility and a component of these reports is the risks within their areas of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or one of its committees.
Directors
The following table sets forth certain information regarding our current directors and director nominees:
NAME	AGE	POSITION
David Michery	55	Chief Executive Officer, President, Chairman of the Board, Class I Director Nominee
Ignacio Novoa	38	Class I Director Nominee
Mary Winter	31	Secretary, Class I Director Nominee
Mark Betor(1)	66	Class II Director
Kent Puckett(1)	58	Class II Director
Jonathan New(2)	62	Class III Director
William Miltner(3)	60	Class III Director
Jerry Alban(4)	66	Class I Director and Chief Operating Officer

(1)
Member of the Audit Committee, Compensation Committee and Nominating and Governance Committee

(2)
Member of the Audit Committee and Compensation Committee

(3)
Member of the Nominating and Governance Committee

(4)
Mr. Alban is retiring as a director and Chief Operating Officer effective July 1, 2022.

Each of our directors, including our current nominees, was nominated based on the assessment of our Nominating Committee and our Board that he or she has demonstrated relevant business experience, excellent decision-making ability, good judgment, and personal integrity and reputation. Our Board consists of, and seeks to continue to include, persons whose diversity of skills, experience and background are complementary to those of our other directors.
Nominees for Class I Director for Term Ending at the Annual Meeting of Stockholders in 2025
The persons listed below have been nominated for election as the Class I directors of the Company’s Board. Unless otherwise directed by stockholders within the limits set forth in the bylaws, the proxy holders will vote all shares represented by proxies held by them for the election of the nominees.

David Michery has served as the Chairman of the Board, President and Chief Executive Officer of the Company since the closing of the merger with Net Element, Inc. on November 5, 2021, and held those same positions at Mullen Technologies, Inc. since its inception in 2018. His automotive experience began with the acquisition of Mullen Motor Company in 2012. Mr. Michery brings over 25 years within executive management, marketing, distressed assets, and business restructuring. He acquired the assets of Coda Automotive, formerly an independent EV manufacturer, through bankruptcy as an entryway into the EV business. We believe that Mr. Michery is qualified to serve as a director because of his operational and historical expertise gained from serving as our Chief Executive Officer, and his experience within various businesses, including automotive.
Ignacio Novoa was appointed as director effective July 1, 2022. Mr. Novoa has been a realtor at Las Lomas Realty since January 2015. Prior to that, from August 2008 to March 2021, Mr. Novoa served as a police officer with the Federal Reserve Police and, from September 2008 to March 2013, as program security at Northrup Grumman. We believe that Mr. Novoa is qualified to serve as a director because of his experience in managing real estate.
Mary Winter has served as director of the Company since the closing of the merger with Net Element, Inc. on November 5, 2021, and has been a director of Mullen Technologies since 2018. Ms. Winter has been an integral part of Mullen since inception. She currently serves as the Secretary of the Company and Board of Directors. Formerly, she was the Vice President of Operations for Mullen Technologies since 2014. We believe that Ms. Winter is qualified to serve as a director because of her business and operational knowledge of Mullen Technologies.
Class I Director
Jerry Alban has served as the Chief Operating Officer and a director of the Company since the closing of the merger with Net Element, Inc. on November 5, 2021, and held the same position at Mullen Technologies since June 2021. Prior to that position, he served as Chief Financial Officer at Mullen Technologies from April 2018 until November 2021. Mr. Alban also served as an internal consultant for the Company since January 2018. He brings 35 years of experience within private and public accounting, with the last 20 years serving in senior and executive management roles that spans controlling, processes, financial reporting and M&A activity. Mr. Alban has two undergraduate degrees, B.S. in Accounting from Central Washington University and B.S. in Forestry from Washington State University. We believe that Mr. Alban has been qualified to serve as a director because of his experience gained from serving as Chief Financial Officer, and his finance and accounting expertise. On June 7 2022, Mr. Alban notified the Company of his retirement as Chief Operating Officer and a member of the board of directors effective July 1, 2022.
Continuing Class II Directors Whose Term Expires at the Annual Meeting of Stockholders in 2023
Kent Puckett has served on Mullen Technologies’ Board since 2018, serving as the Audit Committee Chair during that time. Previously, he served as the Chief Financial Officer of Mullen Technologies from 2012 to 2018. Mr. Puckett has many years of experience as a CFO with a proven track record of establishing cross-functional partnerships to deliver stellar results. He has led many companies in their audit and disclosure requirements, creating operations, marketing, and sales division budgets of multi-million dollars, and being accountable for the allocation of resources to exceed profit and sales goals. Mr. Puckett has a B.S. in Business Administration from Pensacola Christian College, and Advanced Studies in Management, Finance, Compliance, Insurance, Financial Consulting, Taxation and Financial Reporting, with an emphasis on Public Companies reporting and audit requirements. We believe that Mr. Puckett is qualified to serve as a director because of his finance and accounting background and experience.
Mark Betor has served as a director of the Company since the closing of the merger with Net Element, Inc. on November 5, 2021, and a director of Mullen Technologies since 2018, serving on on the Compensation Committee. Mr. Betor is a retired businessman and law enforcement officer. Since retirement, he has been involved with real estate investments and private business. We believe that Mr. Betor is qualified to serve as a director because of his vast experience within investments and private businesses.

Continuing Class III Directors Whose Term Expires at the Annual Meeting of Stockholders in 2024
William Miltner has served as a director of the Company since the closing of the merger with Net Element, Inc. on November 5, 2021. He has served as a litigation attorney for over 30 years. He is the co-founder of Miltner & Menck, APC, a full-service law firm, in San Diego, CA. Mr. Miltner successfully co-founded and co-managed the law firm of Perkins & Miltner, LLP, a respected San Diego litigation firm for 13 years. In 2006, when co-founder David Perkins left the practice of law, Miltner Law Group, APC, was founded. Mr. Miltner has represented many publicly traded and private companies including residential developers, construction contractors, title insurance companies and banking and lending institutions. His substantial experience includes representing and defending clients in complex real property, general business, construction, title insurance and lender litigation and transactional matters. Mr. Miltner is member of the American and San Diego County Bar Associations and American Business Trial Lawyers Association. He was admitted to The State Bar of California in 1988. We believe that Mr. Miltner is qualified to serve as a director because of his knowledge and experience within law practice areas and litigation matters.
Jonathan New has served as a director of the Company since the closing of the merger with Net Element, Inc. on November 5, 2021. He has served as the Chief Financial Officer of Motorsport Games, Inc. since January 2020. Prior to joining the Company, Mr. New was Chief Financial Officer of Blink Charging Co (NASDAQ: BLNK) from July 2018 to January 2020. Prior to Blink Charging Co, Mr. New was Chief Financial Officer of Net Element, Inc. (NASDAQ: NETE) from 2008 to July 2018. Mr. New is an experienced, driven and creative chief financial officer with over 30 years of corporate finance and accounting experience. He has a career of leading rapidly growing businesses through levels of increasing success. Mr. New is a Florida Certified Public Accountant and a member of the American Institute of Certified Public Accountants. We believe that Mr. New is qualified to serve as a director because of his in-depth experience within finance, accounting, and public markets.
Executive Officers
The following table provides certain information regarding the executive officers of the Company:
NAME	AGE	POSITION
Kerri Sadler	57	Chief Financial Officer
Calin Popa	59	President – Ottava Automotive, Inc.
Information about David Michery, our Chief Executive Officer and President, is set forth above under “Nominees for Class I Director for Term Ending at the Annual Meeting of Stockholders in 2025.”
Kerri Sadler was appointed Chief Financial Officer of Mullen Automotive Inc. in October 2021. Previously, she served as the internal consultant and interim CFO while leading the finance and accounting team through annual audits, financial reviews. Ms. Sadler has domestic and international experience, which spans commercial and investment banking, automotive, and trading/treasury activities. From 2016 to present, she has worked with emerging growth companies in developing their finance and accounting departments, the list of clients include Apollo Global Management, Faraday Future, and Mullen Technologies. Within middle and senior manager roles, Ms. Sadler has worked for KPMG Consulting, Credit Suisse, and Toyota Financial Services. Her career began with the Federal Deposit Insurance Corporation (FDIC) as a bank examiner/regulator.
Calin Popa has served as President of Ottava Automotive, Inc. since the closing of the merger with Net Element, Inc. on November 5, 2021, and was president of the Automotive Electric Vehicles Division of Mullen Technologies since 2017. He has 34 years of experience within the automotive industry. Previously, Mr. Popa was Vice President of Manufacturing Engineering at Karma Automotive, LLC, f/k/a Fisker Automotive, from 2010 to 2017. Mr. Popa has held senior positions within product development, vehicle launch and manufacturing at well-known companies, including MAN, Ford, and Chrysler.
Family Relationships
There are no family relationships between any of the directors or executive officers of the Company.

Corporate Governance and Board Matters
Vacancies
The Board of Directors is a classified board, which means that our directors hold office for staggered or overlapping terms, so that the terms of all directors do not expire in the same year. Each class consists, as nearly as possible, of one-third of the total number of directors. Directors in each class are elected for terms of three years and hold office until their successors are elected and qualify. Any vacancy on the Board for any cause, including an increase in the number of directors, may be filled by a majority of the directors then in office, although such majority is less than a quorum, or by a sole remaining director. If there are no directors in office, then an election of directors may be held in accordance with Delaware Law. If one or more directors resigns from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, have the power to fill such vacancy or vacancies with the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in the filling of the other vacancies.
Director Independence: Controlled Company Exemption
We are listed on the NASDAQ Capital Market (“Nasdaq”) and accordingly, we have applied Nasdaq listing standards in determining the “independence” of the members of our Board. Based on Nasdaq listing standards and SEC rules, and after reviewing the relationships with members of our Board, our Board has determined, with the assistance of the Nominating and Governance Committee, that Mark Betor, Jonathan New, William Miltner and Kent Puckett qualify as independent directors and therefore the Board consists of a majority of “independent directors”. In addition, we are subject to the rules of the SEC and Nasdaq relating to the membership, qualifications, and operations of the audit, as discussed below. The Nominating and Governance Committee reviews with the Board at least annually the qualifications of new and existing members of the Board, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. The Nominating and Governance Committee also evaluates the composition of the Board as a whole and each of its committees to ensure the Company’s on-going compliance with Nasdaq independence standards.
David Michery controls a majority of the voting power of our outstanding capital stock. As a result, we are a “controlled company” under Nasdaq rules. As a controlled company, we are exempt from certain corporate governance requirements, including those that would otherwise require our Board to have a majority of independent directors and require that we either establish compensation and nominating and corporate governance committees, each comprised entirely of independent directors, or otherwise ensure that the compensation of our executive officers and nominees of directors are determined or recommended to the Board by independent members of the Board. While we do not currently intend to rely on any of these exemptions, we will be entitled to do so for as long as we are considered a “controlled company,” and to the extent we rely on one or more of these exemptions, holders of our capital stock will not have the same protections afforded to stockholders of companies that are subject to all of the Nasdaq corporate governance requirements.
Attendance at Board and Committee Meetings
All of our independent directors were appointed and the Board committees were established after our 2021 fiscal year end in connection with our business combination transaction with Net Element, Inc., which closed on November 5, 2021. Since November 5, 2021 up until June 2, 2022, our Board held 12 meetings. No incumbent director who was also a director during fiscal year 2021 attended fewer than 75% of the aggregate of such Board meetings. The Company’s policy is to encourage, but not require, Board members to attend annual member meetings.
Committees and Corporate Governance
The current standing committees of our Board of Directors are the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. Each committee is comprised entirely of directors who are “independent” within the meaning of Nasdaq Rule 5605(a)(2) and all applicable SEC rules and regulations. The members of the committees and a description of the principal responsibilities of each committee are described below.
Our Board has adopted Corporate Governance Guidelines. The Corporate Governance Guidelines include items such as criteria for director qualifications, director responsibilities, committees of the Board, director access to officers and employees, director compensation, evaluation of the Chief Executive Officer, annual performance evaluation and management succession. The Board has chosen not to impose term limits or mandatory retirement age with regard to service on the Board in the belief that continuity of service and the past contributions of the members of the Board who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to the Company’s governance. Each director is to act on a good faith basis and informed business judgment in a manner such director reasonably believes to be in the best interest of the Company.
A copy of each committee charter and our Corporate Governance Guidelines can be found on our website at https://investors.mullenusa.com/ by clicking “Investor Relations — Investor Resources —  Governance” and is available in print upon request to the Secretary of Mullen Automotive Inc., 1405 Pioneer Street, Brea, California 92821.
The Audit Committee
The Audit Committee of the Board of Directors consists of three directors, who are independent pursuant to the Director Independence Standards of NASDAQ and other SEC rules and regulations applicable to audit committees. The following directors are currently members of the Audit Committee: Jonathan New, who serves as the chairman, Mark Betor and Kent Puckett. The Board has determined that Jonathan New qualifies as an audit committee financial expert, as such term is defined by Item 407(d)(5)(ii) of Regulation S-K of the Securities Exchange Act of 1934, as amended. Because the Audit Committee members were appointed after closing of the business combination transaction with Net Element, Inc. on November 5, 2021, the Audit Committee did not hold any meeting during fiscal year 2021. The Audit Committee has held 3 meetings from November 5, 2021 through June 2, 2022.
The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibility relating to the integrity of the Company’s financial statements and financial reporting process and its system of internal accounting and financial controls, including the following functions:
•
reviewing and approving the engagement of the independent registered public accounting firm to perform audit services and any permissible non-audit services for the Company;

•
evaluating the performance of our independent registered public accounting firm and deciding whether to retain their services;

•
monitoring the rotation of partners on the engagement team of our independent registered public accounting firm;

•
reviewing our annual and quarterly financial statements and reports and discussing the statements and reports with our independent registered public accounting firm and management, including a review of disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•
considering and approving or disapproving all related party transactions for the Company;

•
reviewing, with our independent registered public accounting firm and management, significant issues that may arise regarding accounting principles and financial statement presentation, as well as matters concerning the scope, adequacy and effectiveness of our financial controls;

•
conducting an annual assessment of the performance of the Audit Committee and its members, and the adequacy of its charter; and

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters.

The Board has determined that each current member of the Audit Committee satisfies the independence requirements under Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act and is a person whom the Board has determined has the requisite financial expertise required under the applicable requirements of Nasdaq. In arriving at this determination, the Board examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector. The Board has also determined that Jonathan New qualifies as an “audit committee financial expert,” as defined in applicable SEC rules.
The Compensation Committee
The Compensation Committee’s responsibilities include:
•
determining the compensation and other terms of employment of our chief executive officer and our other executive officers and reviewing and approving corporate performance goals and objectives relevant to such compensation;

•
reviewing and recommending to the full Board the compensation of the our directors;

•
evaluating and administering the equity incentive plans, compensation plans and similar programs, as well as reviewing and recommending to the Board the adoption, modification or termination of any such plans and programs;

•
establishing policies with respect to equity compensation arrangements;

•
if required, reviewing with management our disclosures under the caption “Compensation Discussion and Analysis” and recommending to the full Board its inclusion in our periodic reports to be filed with the SEC; and

•
reviewing and evaluating, at least annually, the performance of the Compensation Committee and the adequacy of its charter.

The Compensation Committee is authorized to retain or to obtain the advice of independent counsel or other advisors.
The Compensation Committee consists of Kent Puckett, chairman, Mark Betor and Jonathan New. Our Board has determined that each current member of the Compensation Committee is independent under Nasdaq listing standards, a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and an “outside director” as that term is defined in Section 162(m) of the Code. Because the Compensation Committee members were appointed after the business combination transaction with Net Element, Inc. closed on November 5, 2021, the Compensation Committee did not hold any meeting during fiscal year 2021. The Compensation Committee has held 8 meetings from November 5, 2021 through June 2, 2022.
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee were officers or employees of the Company during 2021 nor did they have any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of our current executive officers served as a member of the board of directors or the compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board or Compensation Committee.
The Nominating and Governance Committee
The Nominating and Governance Committee assists the Board with the following functions:
•
reviewing periodically and evaluating director performance on the Board and its applicable committees, and recommending to the Board and management areas for improvement;

•
identifying, evaluating, nominating and recommending individuals for membership on the Board;

•
recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees

•
reviewing and recommending to our Board any amendments to our corporate governance policies; and

•
reviewing and assessing, at least annually, the performance of the Nominating and Corporate Governance committee and the adequacy of its charter.

The Committee has the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors. The Governance and Nomination Committee consists of Mark Betor, chairman, and William Miltner. The Board has determined that each member of the Nominating and Governance Committee is independent under Nasdaq listing standards. Because the Nominating and Compensation Committee members were appointed after closing of the business combination transaction with Net Element, Inc. on November 5, 2021, the Nominating and Governance Committee did not hold any meeting during fiscal year 2021. The Nominating and Governance Committee did not hold any meetings from November 5, 2021 through June 2, 2022.
The Director Nomination Process
The Nominating and Governance Committee considers nominees from all sources, including stockholders. The Nominating and Governance Committee has the authority to lead the search for individuals qualified to become members of the Company’s Board and to select or recommend nominees to the Board to be presented for stockholder approval. The committee may use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.
The Board consists of a majority of directors who (i) qualify as “independent” directors within the meaning of Nasdaq listing standards, as the same may be amended from time to time; (ii) meet the applicable requirements to be “unaffiliated” as defined in the Company’s bylaws, as may be amended from time to time; and (iii) are affirmatively determined by the Board to have no material relationship with the Company, its parents or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company, its parents or its subsidiaries). The Nominating and Governance Committee reviews with the Board at least annually the qualifications of new and existing Board members, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. Our Board has determined not to establish term limits with regard to service as a director in the belief that continuity of service and the past contributions of directors who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to the Company’s governance. The committee will select individuals who have high personal and professional integrity, have demonstrated ability and sound judgment, and are effective, in conjunction with other director nominees, in collectively serving the long-term interests of our stockholders, together with such other factors as the board may deem appropriate, including overall skills and experience.
Although the Company does not have a policy regarding diversity, the value of diversity on the Board is considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. The Nominating and Governance Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of directors and prospective nominees to the Board. The Nominating and Governance Committee will recommend to the Board nominees as appropriate based on these principles.
Director Nominations.   Director nominees provided by stockholders to the Nominating and Governance Committee are evaluated by the same criteria used to evaluate potential nominees from other sources. Section 2.10 of our Bylaws provides specific procedures for shareholders to nominate directors. The procedures are as follows:
Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders (a) by or at the direction of the Board of Directors or (b) by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.10, who shall be entitled to vote for the election of directors at the meeting, and who complies with the notice procedures set forth in this Section 2.10. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the secretary of the corporation.

To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date then to be timely such notice must be received by the corporation no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was made. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation’s books, of such stockholder and (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder and a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder with respect to the corporation’s securities. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the secretary of the Corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible to serve as a director of the corporation unless nominated in accordance with the procedures set forth in this bylaw. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of Section 2.10, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, and the rules and regulations thereunder with respect to the matters set forth in Section 2.10.
Should you have any questions regarding these procedures or would like to receive a full copy of our Bylaws, you may do so by contacting the Company’s Secretary, Mary Winter at 1405 Pioneer Street, Brea, CA 92821.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics. This code of ethics applies to our directors, executive officers and employees. This code of ethics is publicly available in the corporate governance section of the Investor Relations page of our website located at https://investors.mullenusa.com/governance and in print upon request to the Secretary at Mullen Automotive Inc., 1405 Pioneer Street, Brea, California, 92821. If we make amendments to the code of ethics or grant any waiver that the SEC requires us to disclose, we will disclose the nature of such amendment or waiver on our website.
Stockholder Communication with Our Board of Directors
Stockholders who wish to contact any of our directors either individually or as a group may do so by writing to them c/o Stockholder Relations, Mullen Automotive Inc., 1405 Pioneer Street, Brea, California 92821, or by telephone at (714) 613-1900 specifying whether the communication is directed to the entire Board or to a particular director. Your letter should indicate that you are a Mullen Automotive Inc. stockholder. Letters from stockholders are screened, which includes filtering out improper or irrelevant topics, and depending on subject matter, will be forwarded to (i) the director(s) to whom addressed or appropriate management personnel, or (ii) not forwarded.
Director Compensation
Beginning in November 2021, in connection with the closing of the Merger, our non-employee directors receive compensation for service on our board of directors and committees of our board of directors as follows:

•
Each non-employee director is entitled to receive $25,000 annually as a cash retainer for their board service, with additional annual cash retainers of (i) $2,000 for each member of our compensation committee or nominating and governance committee; (ii) $5,000 for the chairman of our compensation committee or nominating and governance committee; (iii) $8,000 for each member of our audit committee; and (iv) $45,000 for the chairman of our audit committee. All cash retainers are paid quarterly in arrears.

•
Additionally, each non-employee director shall receive an annual stock option award under the Company’s equity plan to purchase such number of shares of our Common Stock that will equal $75,000 divided by the closing trading price of our Common Stock on the date of each such grant, which will vest one year from the date of grant. Upon the occurrence of certain corporate events, including a change of control of the Company, all such stock option awards will immediately vest. The initial annual stock option award will be awarded to each of our non-employee directors in connection with this offering.

Our non-employee directors are entitled to reimbursement of ordinary, necessary and reasonable out-of-pocket travel expenses incurred in connection with attending in-person meetings of our board of directors or committees thereof. In the event our non-employee directors are required to attend greater than four in-person meetings or 12 telephonic meetings during any fiscal year, such non-employee directors will be entitled to additional compensation in the amount of $500 for each additional telephonic meeting beyond the 12 telephonic meeting threshold, and $1,000 for each additional in-person meeting beyond the four in-person meeting threshold.
Going forward, our board of directors believes that attracting and retaining qualified non-employee directors will be critical to the future value growth and governance of our Company. Our board of directors also believes that a significant portion of the total compensation package for our non-employee directors should be equity-based to align the interest of these directors with our stockholders.

EXECUTIVE COMPENSATION
Our policies with respect to the compensation of our executive officers is administered by the Compensation Committee. The compensation policies are intended to provide for compensation that is sufficient to attract, motivate, and retain executives and potentially other individuals and to establish an appropriate relationship between executive compensation and the creation of stockholder value.
Summary Compensation Table
The following table sets forth certain information about the compensation paid or accrued during the years ended September 30, 2021 and 2020 to our Chief Executive Officer and each of our two most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers at September 30, 2021, and whose annual compensation exceeded $100,000 during such year or would have exceeded $100,000 during such year if the executive officer were employed by the Company for the entire fiscal year (collectively the “named executive officers”).
Stock Awards ($)
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Common Shares(2)	Preferred Shares	Total ($)
David Michery.............................. Chief Executive Officer	2021	$409,485	$—	$1,972,603	$—	$2,514,993
	2020	$263,014	$25,000	$2,500,000	$30,451,000(3)	$33,239,014
Jerry Alban(4) ................................ Chief Operating Officer	2021	$283,835	—	$25,000	—	$308,835
	2020	$240,000	10,000	87,500	—	$337,500
Calin Popa..................................... President – Ottava Automotive	2021	$296,969	—	$87,500	—	$384,469
	2020	$304,000	—	87,500	—	$391,500

(1)
Effective as of April 10, 2020, Mullen implemented a reduction in salary for the CEO in response to the COVID-19 pandemic. During such time, Mullen reduced the bi-weekly salary payments of Mr. Michery from April 2020 to February 2021. Amounts in this column reflect the temporary reductions of Mr. Michery during this fiscal year.

(2)
Represents share-based compensation based on the grant date fair value estimated value of Common Stock at issuance in accordance with FASB ASC Topic 718. For the years ended September 30, 2021 and 2020, Mr. Michery received 789,041 and 1,000,000 shares of Common Stock, respectively, Mr. Alban received 10,000 and 35,000 shares of Common Stock, respectively, and Mr. Popa received 35,000 and 35,000 shares of Common Stock, respectively.

(3)
Represents the grant date fair value of 370,000 in Series A Preferred Shares issued to Mr. Michery for his personal guarantee of $50.0 million in Company debt in 2020.

(4)
Mr. Alban will retire from the Company effective July 1, 2022.

Narrative Disclosure to Summary Compensation Table
The primary elements of compensation for our Named Executive Officers are base salary, bonus and equity-based compensation awards. The Named Executive Officers also participate in employee benefit plans and programs that we offer to our other full-time employees on the same basis.
Base Salary
The base salary payable to our Named Executive Officers is intended to provide a fixed component of compensation that reflects the executive’s skill set, experience, role and responsibilities.
Bonus
Although we do not have a written bonus plan, the Board may, in its discretion, award bonuses to executive officers on a case-by-case basis. These awards are structured to reward Named Executive Officers for the successful performance of the Company as a whole and of each participating Named Executive Officer as an individual. In addition, as described under the heading “Employment and Severance Agreements”, each of the Named Executive Officers is eligible under the terms of their respective employment agreements to receive set bonus amounts based on our achievement of certain financial milestones.
Equity-based Compensation
We do not have a formal policy with respect to the grant of equity incentive awards to its executive officers or any formal equity ownership guidelines applicable to them.
Outstanding Equity Awards At September 30, 2021
The following table provides information with respect to equity awards held by the Named Executive Officers as of fiscal year ended September 30, 2021.
	Stock Awards
Name	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)(1)
David Michery, Chief Executive Officer	750,000	$1,875,000
Calin Popa, President-Ottava Automotive	75,000	$187,500
Jerry Alban, Chief Operating Officer	225,000	$562,500

(1)
Values were calculated based on the closing price of shares of common stock on September 30, 2021, which was $8.24.

Employment Agreements
We have entered into employment agreements with each of the named executive officers described below.
Chief Executive Officer, President
Effective July 1, 2021, the Compensation Committee approved a new employment contract for David Michery pursuant to which he receives an annual salary of $750,000 plus incentive compensation and 1,000,000 shares of common stock each year. He is entitled to reimbursement compensation for all reasonable expenses up to $500,000 per year.
The agreement contains non-competition and non-solicitation covenants. For one year after voluntary separation from the Company, Mr. Michery cannot engage in competitive business activity within the Company territory. The agreement also prevents him from (i) participating in any transaction that occurred within a 24-month period preceding such voluntary separation and (ii) contacting employees for any business and employment opportunities.
Potential Payments Upon Termination of Employment or Change in Control
Upon termination from the Company, other than for cause, Mr. Michery is entitled to receive from the Company the following severance:
•
An amount equal to his annual compensation multiplied by a number of years equal to 10 minus the number of complete years since hereof (“Salary Termination Payment”). Currently, the annual salary is $750,000.

•
An amount equal to 10% of the Company’s market capitalization at such time (“Equity Termination Payment”)

•
For example, if 2.5 years have passed the date hereof, the Company’s market capitalization rate is $500,000,000, then the Salary Termination Payment is $500,000 x 8 and an Equity Termination Payment equal to $50,000,000.

•
Salary termination payment must be paid no later than 90 days after termination, and the Equity Termination Payment no later than 180 days after termination.

•
If Mr. Michery is fully vested in any retirement plan offered by the Company, the Company shall obtain and pay the premium for an annuity policy to provide Mr. Michery with benefits as though he had been fully vested on date of termination.

•
If there is a Change in Control of the Company, Mr. Michery may terminate employment at his option. In this situation, the Termination by the Company for Other Than Cause applies.

•
Upon Termination on Account of Employee’s Death, the Salary Termination Payment and Equity Termination Payment will be paid to beneficiaries named by Mr. Michery or to his estate if he fails to make such designation.

•
For disability, Mr. Michery would receive full compensation for his salary for the one-year period next succeeding the date upon which disability was certified, as well as a prorated amount of incentive compensation.

Chief Operating Officer
Effective April 15, 2021, the Compensation Committee approved a new employment contract for Jerry Alban for a term of one year. He will receive an annual salary of $350,000 per year and a share-based compensation of 300,000 shares of Common Stock each year. Mr. Alban received a one-time signing bonus of 100,000 restricted shares of Common Stock. If Mr. Alban is terminated without cause, or if the Company subjects him to a diminution in his title(s), responsibilities, or his then-current annual compensation, fails to provide the compensation as set forth in the agreement, locates place of employment outside the United States, or engages in any material and intentional breach of the Company’s principal obligations under the agreement which is not remedied within 15 business days, then the Company will pay Mr. Alban an amount equal to her annual compensation at the time of such termination multiplied by a number of years equal to five and an amount equal to 1 % of the Company’s market capitalization at such time. If Mr. Alban is terminated for cause, then the Company pays his annual compensation and any legal benefit up until the termination date. The meaning of “cause” is the same as described above for Ms. Sadler’s employment agreement. In the event of disability, the Company will pay for one year of salary from the date that the disability is certified plus any prorated amount of incentive compensation.
Upon a change of control of the Company, which includes receipt of a tender offer, a reorganization, such as a merger or stock acquisition, and sale of all or substantially all of the company’s assets, Mr. Alban may terminate his employment and receive payments as though it is a termination without cause by the Company (as described above)
Chief Financial Officer
On October 25, 2021, the Company entered into an employment agreement with Kerri Sadler for a term of two years with the option by the Company to renew for up to 60 months. Ms. Sadler will receive an annual salary of $350,000 and 300,000 restricted shares of Common Stock. The annual salary will increase by 3.5% per year. Ms. Sadler also received a one-time signing bonus of 100,000 shares of Common Stock.
If Ms. Sadler is terminated without cause, or if the Company subjects her to a diminution in her title(s), responsibilities, or her then-current annual compensation, fails to provide the compensation as set forth in the agreement, locates place of employment outside the United States, or engages in any material and intentional breach of the Company’s principal obligations under the agreement which is not remedied within 15 business days, then the Company will pay Ms. Sadler an amount equal to her annual compensation at the time of such termination. If Ms. Sadler is terminated for cause, then the Company pays her annual compensation and any legal benefit up until the termination date. “Cause” means gross negligence in the performance of the material responsibilities, willful misconduct in the performance and discharge of the material duties or that is otherwise materially injurious to the Company’s business, conviction of or a plea of no contest to a felony or incapacity due to alcoholism or substance abuse, or a material and intentional breach of principal obligations that are not remedied within 15 business days. In the event of disability, the Company will pay for three months of salary from the date that the disability is certified plus any prorated amount of incentive compensation.

President — Ottava Automotive, Inc.
Calin Popa and Ottava Automotive, Inc. entered into an “at will” employment agreement dated July 7, 2021 pursuant which Mr. Popa receives annual compensation of $304,000 and 100,000 shares of Common Stock of the Company. Mr. Popa is also entitled to receive incentive compensation as determined by the board. If the Company terminates Mr. Popa’s employment without cause, then the Company will pay Mr. Popa an amount equal to his annual compensation at the time of such termination. In the event of death, the Company will pay the annual compensation earned through the date of death. Upon a disability, the Company will continue to pay Mr. Popa’s then-current annual compensation for three months following the date the disability has been certified as well as a prorated amount of any incentive compensation.
Consulting Agreement
On October 26, 2021, the Company and Mary Winter entered into a Consulting Agreement whereby the Company has agreed to pay Ms. Winter $60,000 for the period from October 1, 2021 to September 30, 2022 for her services as corporate secretary and director.
Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of September 30, 2021. Information is included for equity compensation plans approved by our stockholders and equity compensation plans not approved by our stockholders
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price per share of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities
Equity compensation plans approved by stockholders	154,005	$10.73	209,693
Equity compensation plans not approved by stockholders	—	$—	—
Total	154,005	10.73	209,693

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Except as disclosed herein, no director, executive officer, shareholder holding at least 5% of shares of our common stock, or any immediate family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the beginning of our last fiscal year, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years.
Chief Executive Officer Loans
From time to time, our Chief Executive Officer has provided loans to the Company. The outstanding balances for these loans as of March 31, 2021 and September 30, 2020 are $86,404 and $172,791, respectively.
Consulting Agreement
On January 12, 2022, the Company entered into a one year Consulting Agreement with Ignacio Novoa, who will become a director of the Company effective July 1, 2022, to provide electric vehicle market research, analysis of market trends in the electric vehicle industry and other research and services. Mr. Novoa was issued an aggregate of 255,500 shares of Common Stock pursuant to the terms of the Consulting Agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below contains information regarding the beneficial ownership of our Common Stock by (i) each person who is known to us to beneficially own more than 5% of our Common Stock, (ii) each of our directors and director-nominees, (iii) each of our named executive officers and (iv) all of our directors and executive officers as a group.
Each stockholder’s percentage of ownership in the following table is based upon, as applicable, the following shares outstanding as of the Record Date:
Class	Number of Shares	Votes/Share	Number of Votes
Common Stock	472,977,469	One/share	472,977,469
Series A Preferred Stock	13,024	1,000/share	1,302,400
Series B Preferred Stock	0	One/share	0
Series C Preferred Stock	6,153,000	One/share	6,153,000
Each share of Series A Preferred Stock converts into 100 shares of Common Stock. The Series C Preferred are convertible at any time by the holder into shares of Common Stock on a share-for-share basis. Beneficial ownership is determined in accordance with SEC rules and regulations.
To our knowledge, except as otherwise noted below and subject to applicable community property laws, each person or entity named in the following table has the sole voting and investment power with respect to all shares that he, she or it beneficially owns. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Mullen Automotive Inc. 1405 Pioneer Street, Brea, CA 92821.
	Common Stock(1)		Series A Preferred Stock		Series C Preferred Stock		Total Voting Power(2) %
Name of Beneficial Owners	Shares	%	Shares	%	Shares	%
Named Executive Officers and Directors
David Michery(3)	146,535,936	29.5%	12,570	96.5%	7,196,506	94.6%	31.0%
Jerry Alban	308,174	*	—	—	—	—	*
Calin Popa	159,729	*	—	—	—	—	*
Kent Pucket	18,611	*	—	—	—	—	*
Mark Betor	59,869	*	—	—	—	—	*
Mary Winter	12,453	*	—	—	—	—	*
William Miltner	18,611	*	—	—	—	—	*
Jonathan New	8,611	*	—	—	—	—	*
Ignacio Novoa	255,500	*	—	—	—	—	*
Directors and Executive Officers as a Group (10 Persons)(3)	147,681,668	30.0%	1,471	96.5%	7,196,506	94.6%	31.2%
5% Beneficial Owners:
Acuitas Group Holdings, LLC(4)	29,363,838	6.1%	—	—	3,450,124	57.8%	6.0%

*
Indicates less than 1%.

(1)
In computing the number of shares of Common Stock beneficially owned by a person and the percentage of beneficial ownership of that person, shares of Common Stock underlying notes, options, warrants or shares of Series A Preferred Stock and Series C Preferred Stock held by that person that are convertible or exercisable, as the case may be, within 60 days of the Record Date are included. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Percentage total voting power represents voting power with respect to all outstanding shares of

Common Stock, Series A Preferred and Series C Preferred. The Common Stock, Series A Preferred and Series C Preferred vote together as a single class on all matters submitted to a vote of stockholders, except as may otherwise be required by the terms of the Amended and Restated Certificate of Incorporation of the Company or as may be required by law. Each holder of Series A Preferred is entitled to 1,000 votes per share and each share of the Series C Preferred Stock is entitled to one vote per share. Percentage total voting power also includes any shares of Common Stock underlying notes, options, warrants and or shares of Series C Preferred Stock issuable pursuant to certain purchase rights held by that person that are convertible or exercisable, as the case may be, within 60 days of the record Date.
(3)
With regards to David Michery, consists of (i) 7,911,066 shares of Common Stock held directly by Mr. Michery, and (ii) the following shares over which Mr. Michery has voting power pursuant to Voting Agreements (as described below): (a) 114,753,860 shares of Common Stock, (b) 1,257,000 shares of Common Stock issuable upon conversion of 12,570 shares of Series A Preferred Stock, (c) 3,515,856 shares of Common Stock issuable upon conversion of Series C Preferred, (d) 15,417,504 shares of Common Stock issuable upon exercise of warrants, and (e) 3,680,650 shares of Common Stock issuable upon conversion of 3,680,650 shares of Series C Preferred Stock that the grantee of the proxy has the right to purchase until November 5, 2022. Effective as of the Closing Date of the Merger, Mr. Michery entered into voting agreements with certain holders of the Company’s securities (the “Voting Agreements”) pursuant to which such holders agreed to vote as directed by Mr. Michery, and also granted Mr. Michery an irrevocable proxy, at an annual or special meeting of stockholders or through the solicitation of a written consent of stockholders on any election of directors of the Company or any proposal to approve a change of control of the Company, which includes a merger, sale or other disposition of the securities of the Company or all or substantially all of its assets. The Voting Agreements have a term of three years or longer.

(4)
According to a Schedule 13G/A filed on March 10, 2022, by Acuitas Group Holdings, LLC (“Acuitas”) and Terren S. Peizer, Acuitas directly owns 18,000,000 shares of Common Stock. Additional shares held by Acuitas consist of 2,703,015 shares of Common Stock issuable upon conversion of 2,703,015 shares of Series C Preferred Stock, 7,913,714 shares of Common Stock underlying warrants, and 747,109 shares of Common Stock issuable upon conversion of 747,109 shares of Series C Preferred Stock that Acuitas has the right to purchase until November 5, 2022. Shares held by Acuitas are subject to a 9.99% beneficial ownership maximum. M. Peizer is the chairman of Acuitas and may be deemed to have sole voting and investment power over such shares. The stockholder’s address is 2120 Colorado Avenue, #230, Santa Monica, CA 90404.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of such securities with the SEC. Directors, executive officers and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. The Company’s current directors, executive officers, and persons who own more than 10% of a registered class of our equity securities were not subject to Section 16(a) during fiscal year 2021.
Based solely on review of the copies of such reports or written representations furnished to us since closing of business combination with Net Element on November 5, 2021, the Company believes that its directors, executive officers and persons who hold more than 10% of a registered class of its equity securities have complied with all applicable Section 16(a) filing requirements since such date except: David Michery filed two late Form 4s, Kent Puckett filed one late Form 4, Calin Popa filed a late Form 3 and one late Form 4.

STOCKHOLDER PROPOSALS
Proposals to Be Included in Proxy Statement
If a stockholder would like us to consider including a proposal in our proxy statement and form of proxy relating to our 2023 annual meeting of stockholders pursuant Rule 14a-8 under the Exchange Act, a written copy of the proposal must be delivered no later than February 24, 2023 (the date that is 120 calendar days before the one year anniversary of the date of the proxy statement released to stockholders for this year’s annual meeting of stockholders). If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under Exchange Act, in order to be included in our proxy materials.
Proposals to Be Submitted for Annual Meeting
Stockholders who wish to submit a proposal for consideration at our 2023 annual meeting of stockholders, but who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must, in accordance with our bylaws, must have given timely notice thereof in writing to the secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days (May 27, 2023) nor more than 90 days (April 27, 2023) prior to the first anniversary of the preceding year’s annual meeting of stockholders. The proposal must comply with the notice procedures and information requirements set forth in our bylaws, and the stockholder making the proposal must be a stockholder of record at the time of giving the notice and is entitled to vote at the meeting. Any stockholder proposal that is not submitted pursuant to the procedures set forth in our bylaws will not be eligible for presentation or consideration at the next annual meeting.
In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year’s annual meeting, then notice must be delivered no later than 70 days prior to the date of such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Public announcement means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.
Mailing Instructions
In each case, proposals should be delivered to 1405 Pioneer Street, Brea, California 92821, Attention: Secretary. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail return receipt requested.

OTHER BUSINESS
The Board of Directors does not know of any other matter to be acted upon at the Meeting. However, if any other matter shall properly come before the Meeting, the proxy holders named in the proxy accompanying this proxy statement will have authority to vote all proxies in accordance with their discretion.
By order of the Board of Directors
David Michery, Chief Executive Officer
Dated: June   , 2022
Brea, California

Appendix A
Mullen Automotive Inc.
Certificate of Amendment
of
Second Amended and Restated Certificate of Incorporation

FORM OF
CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MULLEN AUTOMOTIVE INC.
Mullen Automotive Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), hereby certifies as follows:
1.
That by unanimous written consent the board of directors of the Company duly adopted resolutions setting forth a proposed amendment of the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), declaring the amendment to be advisable and calling a meeting of stockholders for consideration thereof.

2.
That the resolution setting forth the proposed amendment is as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Certificate of Incoporation be amended to increase the authorized number of shares of Common Stock from 500 million shares to 1.750 billion shares and the authorized number of shares of preferred stock to 500 million shares, and in connection therewith to increase the aggregate number of authorized shares from 558 million shares to 2.250 billion shares;
3.
That to accomplish the amendment set forth in such resolution, section A of Article III of the Certificate of Incorporation, hereby is restated in full as follows:

“Article III
A.   Classes of Stock.   This corporation is authorized to issue two classes of stock to be designated, respectively, common stock and preferred stock. The total number of shares that this corporation is authorized to issue is Two Billion Two Hundred Fifty Million (2,250,000,000). The total number of shares of common stock authorized to be issued is One Billion Seven Hundred Fifty Million (1,750,000,000), par value $0.001 per share (the “Common Stock”). The total number of shares of preferred stock authorized to be issued is Five Hundred Million (500,000,000), par value $0.001 per share (the “Preferred Stock”), of which Two Hundred Thousand (200,000) shares are designated as “Series A Preferred Stock”, Twelve Million (12,000,000) shares are designated as “Series B Preferred Stock”, and Forty Million (40,000,000) shares are designated as “Series C Preferred Stock”.”
4.
That pursuant to resolutions of the board of directors of the Company, the annual meeting of stockholders was duly called and held upon notice in accordance with Section 222 of the Delaware General Corporation Law at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

5.
That the foregoing amendment of the Company’s Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

6.
That the amendment herein certified shall be effective as of the date of filing this Certificate of Amendment.

[signature page follows]

A-1

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment of Certificate of Incorporation to be duly executed by its authorized officer this [      ] day of [      ], 2022.
MULLEN AUTOMOTIVE INC.
By:
Name:
Title:

A-2

Appendix B
2022 Equity Incentive Plan
of Mullen Automotive Inc.

2022 EQUITY INCENTIVE PLAN OF
MULLEN AUTOMOTIVE INC.
a Delaware corporation
(Effective          , 2022)
Mullen Automotive Inc. hereby adopts in its entirety the Mullen Automotive Inc. 2022 Equity Incentive Plan (the “Plan”), on            , 2022 (the “Plan Adoption Date”). Unless otherwise defined, terms with initial capital letters are defined in Section 2 below.
SECTION 1
BACKGROUND AND PURPOSE
1.1   Background   The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights (“SARs”), Stock Awards, and Restricted Stock Units.
1.2   Purpose of the Plan   The Plan is intended to attract, motivate and retain the following individuals: (a) employees of the Company or its Affiliates; (b) directors of the Company or any of its Affiliates who are employees of neither the Company nor any Affiliate and (c) consultants who provide significant services to the Company or its Affiliates. The Plan is also designed to encourage stock ownership by such individuals, thereby aligning their interests with those of the Company’s shareholders.
SECTION 2
DEFINITIONS
The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:
2.1   “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Act shall include such section, any valid rules or regulations promulgated under such section, and any comparable provisions of any future legislation, rules or regulations amending, supplementing or superseding any such section, rule or regulation.
2.2   “Administrator” means, collectively the Board, and/or one or more Committees, and/or one or more executive officers of the Company designated by the Board to administer the Plan or specific portions thereof; provided, however, in the case where the Company is registered under Section 12 of the 1934 Act, Awards to non-employee directors may only be administered by a committee of Independent Directors (as defined in Section 2.22).
2.3   “Affiliate” means any corporation or any other entity (including, but not limited to, Subsidiaries, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.
2.4   “Applicable Law” means the legal requirements relating to the administration of Options, SARs, Stock Awards and Restricted Stock Units and similar incentive plans under any applicable laws, including but not limited to federal and state employment, labor, privacy and securities laws, the Code, and applicable rules and regulations promulgated by the NASDAQ, New York Stock Exchange, American Stock Exchange or the requirements of any other stock exchange or quotation system upon which the Shares may then be listed or quoted.
2.5   “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Stock Awards and Restricted Stock Units.
2.6   “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan, including the Grant Date.
2.7   “Board” or “Board of Directors” means the Board of Directors of the Company.
2.8   “Change in Control” means the occurrence of any of the following:
(a)   Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly,

of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;
(b)   The consummation of a merger, consolidation, business combination, scheme of arrangement, share exchange or similar transaction involving the Company and any other corporation (“Business Combination”), other than a Business Combination which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such Business Combination; or
(c)   The sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” or “group” (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act).
2.9   “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.10   “Committee” means any committee appointed by the Board of Directors to administer the Plan.
2.11   “Company” means Mullen Automotive Inc., or any successor thereto.
2.12   “Consultant” means any consultant, independent contractor or other person who provides significant services to the Company or its Affiliates or any employee or affiliate of any of the foregoing, but who is neither an Employee nor a Director.
2.13   “Continuous Status” as an Employee, Consultant or Director means that a Participant’s employment or service relationship with the Company or any Affiliate is not interrupted or terminated. “Continuous Status” shall not be considered interrupted in the following cases: (i) any leave of absence approved by the Company any Affiliate; (ii) transfers between locations of the Company or any Affiliate; or (iii) transfers among the Company, any Affiliate or successor. A leave of absence approved by the Company shall include sick leave, military leave or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If such reemployment is approved by the Company but not guaranteed by statute or contract, then such employment will be considered terminated on the ninety-first (91st) day of such leave and on such date any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option. In the event a Participant’s status changes among the positions of Employee, Director and Consultant, the Participant’s Continuous Status as an Employee, Director or Consultant shall not be considered terminated solely as a result of any such changes in status.
2.14   “Director” means any individual who is a member of the Board of Directors of the Company or an Affiliate of the Company.
2.15   “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
2.16   “Employee” means any individual who is a common-law employee of the Company or of an Affiliate.
2.17   “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option, and the price used to determine the number of Shares payable to a Participant upon the exercise of a SAR.
2.18   “Fair Market Value” means, as of any date, provided the Common Stock is listed on an established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock on the Grant Date of the Award. If no sales were reported on such Grant Date of the Award, the Fair Market Value of a share of Common Stock shall be the closing price for such stock as quoted on the NASDAQ (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day with reported sales prior to the date of determination. In the case where the Company is not listed on an established stock exchange or national market system, Fair Market Value shall be determined by the Board in good faith in accordance with Code Section 409A and the applicable Treasury regulations.
2.19   “Fiscal Year” means a fiscal year of the Company.
2.20   “Grant Date” means the date the Administrator approves the Award.
2.21   “Incentive Stock Option” means an Option to purchase Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.
2.22   “Independent Director” means a Nonemployee Director who is (i) a “nonemployee director” within the meaning of Section 16b-3 of the 1934 Act, and (ii) “independent” as determined under the applicable rules of the NASDAQ, as any of these definitions may be modified or supplemented from time to time.
2.23   “Misconduct” shall include commission of any act contrary or harmful to the interests of the Company (or any Affiliate) and shall include, without limitation: (a) conviction of a felony or crime involving moral turpitude or dishonesty, (b) violation of Company (or any Affiliate) policies, with or acting against the interests of the Company (or any Affiliate), including employing or recruiting any present, former or future employee of the Company (or any Affiliate), (c) misuse of any confidential, secret, privileged or non-public information relating to the Company’s (or any Affiliate’s) business, or (e) participating in a hostile takeover attempt of the Company or an Affiliate. The foregoing definition shall not be deemed to be inclusive of all acts or omissions that the Company (or any Affiliate) may consider as Misconduct for purposes of the Plan.
2.24   “Nonemployee Director” means a Director who is not employed by the Company or an Affiliate.
2.25   “Nonqualified Stock Option” means an option to purchase Shares that is not intended to be an Incentive Stock Option.
2.26   “Option” means an Incentive Stock Option or a Nonqualified Stock Option.
2.27   “Participant” means an Employee, Nonemployee Director or Consultant who has an outstanding Award.
2.28   “Period of Restriction” means the period during which the transfer of Shares are subject to restrictions that subject the Shares to a substantial risk of forfeiture. As provided in Section 7, such restrictions may be based on the passage of time, the achievement of Performance Goals, or the occurrence of other events as determined by the Administrator, in its discretion.
2.29   “Plan” means this Mullen Automotive Inc. 2022 Amended and Restated Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.
2.30   “Restricted Stock Units” means an Award granted to a Participant pursuant to Section 8. An Award of Restricted Stock Units constitutes a promise to deliver to a Participant a specified number of Shares, or the equivalent value in cash, upon satisfaction of the vesting requirements set forth in the Award Agreement. Each Restricted Stock Unit represents the right to receive one Share or the equivalent value in cash.
2.31   “Rule 16b-3” means a person promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.
2.32   “SEC” means the U.S. Securities and Exchange Commission.

2.33   “Section 16 Person” means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.
2.34   “Shares” means shares of common stock of the Company.
2.35   “Stock Appreciation Right” or “SAR” means an Award granted to a Participant pursuant to Section 6. Upon exercise, a SAR gives a Participant a right to receive a payment in cash, or the equivalent value in Shares, equal to the difference between the Fair Market Value of the Shares on the exercise date and the Exercise Price. Both the number of SARs and the Exercise Price are determined on the Grant Date. For example, assume a Participant is granted 100 SARs at an Exercise Price of $10 and the award agreement specifies that the net gain will be settled in Shares. Also assume that the SARs are exercised when the underlying Shares have a Fair Market Value of $20 per Share. Upon exercise of the SAR, the Participant is entitled to receive 50 Shares [(($20-$10)*100)/$20].
2.36   “Stock Awards” means an Award granted to a Participant pursuant to Section 7. A Stock Award constitutes a transfer of ownership of Shares to a Participant from the Company. Such transfer may be subject to restrictions against transferability, assignment, and hypothecation. Under the terms of the Award, the restrictions against transferability are removed when the Participant has met the specified vesting requirement. Shares granted pursuant to Stock Awards shall vest immediately upon the lapsing of the applicable Period of Restriction (if any). Stock Awards may also be granted without any restrictions or vesting requirements. Vesting may be based on continued employment or service over a stated service period, or on the attainment of specified Performance Goals. If employment or service is terminated prior to vesting, the unvested Shares revert back to the Company.
2.37   “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
SECTION 3
ADMINISTRATION
3.1   The Administrator.   The Administrator shall be appointed by the Board of Directors from time to time.
3.2   Authority of the Administrator.   It shall be the duty of the Administrator to administer the Plan in accordance with the Plan’s provisions and in accordance with Applicable Law. Subject to Section 10.2, the Administrator shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to determine the following: (a) which Employees, Nonemployee Directors and Consultants shall be granted Awards; (b) the terms, conditions and the amendment of Awards, including the express power to amend an Award to include a provision to reduce the Exercise Price of any outstanding Option or other Award after the Grant Date, or to cancel an outstanding Award in exchange for the grant of a new Award; (c) interpretation of the Plan; (d) adoption of rules for the administration, interpretation and application of the Plan as are consistent therewith; and (e) interpretation, amendment or revocation of any such rules.
3.3   Delegation by the Administrator.   The Administrator, in its discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors; provided, however, in the case where the Company is registered under Section 12 of the 1934 Act, the Administrator may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan’s qualification under Rule 16b-3.
3.4   Decisions Binding.   All determinations and decisions made by the Administrator, the Board and any delegate of the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, and shall be given the maximum deference permitted by Applicable Law.

SECTION 4
SHARES SUBJECT TO THE PLAN
4.1   Number of Shares.   Subject to adjustment, as provided in Section 4.3, the total number of Shares available for grant under the Plan shall be One Hundred Seventy Five Million (175,000,000). Shares granted under the Plan may be authorized but unissued Shares or reacquired Shares bought on the market or otherwise.
4.2   Lapsed Awards.   If any Award made under the Plan expires, or is forfeited or cancelled, the Shares underlying such Awards shall become available for future Awards under the Plan. In addition, any Shares underlying an Award that are not issued upon the exercise of such Award shall become available for future Awards under the Plan (e.g., the exercise of a Stock Appreciation Right with the net gain settled in Shares and the “net-Share issuance” of an Option).
4.3   Adjustments in Awards and Authorized Shares.   The number of Shares covered by each outstanding Award, and the per Share exercise price of each such Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the common stock or any other increase or decrease in the number of such Shares of common stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an Option.
4.4   Legal Compliance.   Shares shall not be issued pursuant to the making or exercise of an Award unless the exercise of Options and rights and the issuance and delivery of Shares shall comply with the Securities Act of 1933, as amended, the 1934 Act and other Applicable Law, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Any Award made in violation hereof shall be null and void.
4.5   Investment Representations.   As a condition to the exercise of an Option or other right, the Company may require the person exercising such Option or right to represent and warrant at the time of exercise that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
SECTION 5
STOCK OPTIONS
The provisions of this Section 5 are applicable to Options granted to Employees, Nonemployee Directors and Consultants. Such Participants shall also be eligible to receive other types of Awards as set forth in the Plan.
5.1   Grant of Options.   Subject to the terms and provisions of the Plan, Options may be granted at any time and from time to time as determined by the Administrator in its discretion. The Administrator may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof, and the Administrator, in its discretion and subject to Sections 4.1, shall determine the number of Shares subject to each Option.
5.2   Award Agreement.   Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise the Option, and such other terms and conditions as the Administrator, in its discretion, shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.
5.3   Exercise Price.   The Administrator shall determine the Exercise Price for each Option subject to the provisions of this Section 5.3.

5.3.1   Nonqualified Stock Options.   Unless otherwise specified in the Award Agreement, in the case of a Nonqualified Stock Option, the per Share exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as determined by the Administrator.
5.3.2   Incentive Stock Options.   The grant of Incentive Stock Options shall be subject to the following limitations:
(a)   The Exercise Price of an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date;
(b)   Incentive Stock Options may be granted only to persons who are, as of the Grant Date, Employees of the Company or any Affiliate, and may not be granted to Consultants or Nonemployee Directors. In the event the Company fails to obtain shareholder approval of the Plan within twelve (12) months from the Plan Adoption Date, all Options granted under this Plan designated as Incentive Stock Options shall become Nonqualified Stock Options and shall be subject to the provisions of this Section 5 applicable to Nonqualified Stock Options.
(c)   To the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any parent or any Affiliate) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 5.3.2(c), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted; and
(d)   In the event of a Participant’s change of status from Employee to Consultant or Director, an Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option three (3) months and one (1) day following such change of status.
5.3.3   Substitute Options.   Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Nonemployee Directors or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer, and such Options may be granted with an Exercise Price less than the Fair Market Value of a Share on the Grant Date; provided, however, the grant of such substitute Option shall not constitute a “modification” as defined in Code Section 424(h)(3) and the applicable Treasury regulations.
5.4   Expiration of Options
5.4.1   Expiration Dates.   Unless otherwise specified in an Award Agreement, each Option shall immediately terminate on the date a Participant ceases his/her/its Continuous Status as an Employee, Director or Consultant with respect to the Shares that have not “vested.” With respect to the “vested” Shares underlying a Participant’s Option, unless otherwise specified in the Award Agreement, each Option shall terminate no later than the first to occur of the following events:
(a)   Date in Award Agreement.   The date for termination of the Option set forth in the written Award Agreement;
(b)   Termination of Continuous Status as Employee, Nonemployee Director or Consultant.   The last day of the three (3)-month period following the date the Participant ceases his/

her/its Continuous Status as an Employee, Nonemployee Director or Consultant (other than termination for a reason described in subsections (c), (d), (e), or (f) below);
(c)   Misconduct.   In the event a Participant’s Continuous Status as an Employee, Director or Consultant terminates because the Participant has performed an act of Misconduct as determined by the Administrator, all unexercised Options held by such Participant shall expire five (5) business days following written notice from the Company to the Participant; provided, however, that the Administrator may, in its sole discretion, prior to the expiration of such five (5) business day period, reinstate the Options by giving written notice of such reinstatement to Participant. In the event of such reinstatement, the Participant may exercise the Option only to such extent, for such time, and upon such terms and conditions as if the Participant had ceased to be employed by or affiliated with the Company or any Affiliate upon the date of such termination for a reason other than Misconduct, disability or death;
(d)   Disability.   In the event that a Participant’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Participant was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). If, at the date of termination, the Participant is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan;
(e)   Death.   In the event of the death of a Participant, the Participant’s Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Participant was entitled to exercise the Option at the date of death. If, at the time of death, the Participant was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Participant’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan; or
(f)   10 Years from Grant.   An Option shall expire no more than ten (10) years from the Grant Date; provided, however, that if an Incentive Stock Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, such Incentive Stock Option may not be exercised after the expiration of five (5) years from the Grant Date.
5.4.2   Administrator Discretion.   Notwithstanding the foregoing the Administrator may, after an Option is granted, extend the exercise period that an Option is exercisable following a Participant’s termination of employment (subject to limitations applicable to Incentive Stock Options); provided, however that such extension does not exceed the maximum term of the Option.
5.5   Exercisability of Options.   Options granted under the Plan shall be exercisable at such times and be subject to such restrictions as set forth in the Award Agreement and conditions as the Administrator shall determine in its discretion. After an Option is granted, the Administrator, in its discretion, may accelerate the exercisability of the Option.
5.6   Exercise and Payment.   Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.
5.6.1   Form of Consideration.   Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Administrator, in its discretion, also may permit the exercise of Options and same-day sale of related Shares, or exercise by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or by any other means which the Administrator, in its discretion, determines to provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.
5.6.2   Delivery of Shares.   As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant’s designated broker), Share certificates (which may be in book entry form) representing such Shares.
SECTION 6
STOCK APPRECIATION RIGHTS
6.1   Grant of SARs.   Subject to the terms of the Plan, a SAR may be granted to Employees, Nonemployee Directors and Consultants at any time and from time to time as shall be determined by the Administrator.
6.1.1   Number of Shares.   The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.
6.1.2   Exercise Price and Other Terms.   The Administrator, subject to the provisions of the Plan, shall have discretion to determine the terms and conditions of SARs granted under the Plan, including whether upon exercise the SARs will be settled in Shares or cash. However, the Exercise Price of a SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.
6.2   Exercise of SARs.   SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions as set forth in the Award Agreement and conditions as the Administrator shall determine in its discretion. After an SAR is granted, the Administrator, in its discretion, may accelerate the exercisability of the SAR.
6.3   SAR Agreement.   Each SAR grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the SAR, the conditions of exercise and such other terms and conditions as the Administrator shall determine.
6.4   Expiration of SARs.   A SAR granted under the Plan shall expire upon the date determined by the Administrator in its discretion as set forth in the Award Agreement, or otherwise pursuant to the provisions relating to the expiration of Options as set forth in Section 5.4.
6.5   Payment of SAR Amount.   Upon exercise of a SAR, a Participant shall be entitled to receive (whichever is specified in the Award Agreement) from the Company either (a) a cash payment in an amount equal to (x) the difference between the Fair Market Value of a Share on the date of exercise and the SAR Exercise Price, multiplied by (y) the number of Shares with respect to which the SAR is exercised, or (b) a number of Shares by dividing such cash amount by the Fair Market Value of a Share on the exercise date. If the Administrator designates in the Award Agreement that the SAR will be settled in cash, upon Participant’s exercise of the SAR the Company shall make a cash payment to Participant as soon as reasonably practical.
SECTION 7
STOCK AWARDS
7.1   Grant of Stock Awards.   Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Stock Awards to Employees, Nonemployee Directors and Consultants in such amounts as the Administrator, in its discretion, shall determine. The Administrator shall determine the number of Shares to be granted to each Participant and the purchase price (if any) to be paid by the Participant for such Shares.
7.2   Stock Agreement.   Each Stock Award shall be evidenced by an Award Agreement that shall specify the terms of the grant, including the Period of Restriction that applies to such grant (if any), the conditions that must be satisfied for the Period of Restriction to lapse, and such other terms and conditions as the Administrator, in its discretion, shall determine. Unless the Administrator determines otherwise, Shares granted pursuant to Stock Awards shall be held by the Company as escrow agent until the Period of Restriction has lapsed.
7.3   Transferability.   Shares granted pursuant to a Stock Award may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until expiration of the applicable Period of Restriction (if any).
7.4   Restrictions.   In its sole and absolute discretion, the Administrator may set restrictions based on a Participant’s Continuous Status as Employee, Nonemployee Director or Consultant or the achievement of specific Performance Goals (Company-wide, business unit, or individual), or any other basis determined by the Administrator in its discretion.
7.5   Legend on Certificates.   The Administrator, in its discretion, may place a legend or legends on the Share certificates to give appropriate notice of such restrictions in the case the Shares are not held by the Company in escrow.
7.6   Release of Shares.   Shares granted pursuant to Stock Awards shall be released from escrow as soon as practicable after expiration of the Period of Restriction. At such time, the Participant shall be entitled to have any legend or legends under Section 7.5 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant, subject to Applicable Law.
7.7   Voting Rights.   During any Period of Restriction, Participants holding Shares granted pursuant this Section 7 may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.
7.8   Dividends and Other Distributions.   During any Period of Restriction, Participants holding Shares granted pursuant to this Section 7 shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares with respect to which they were paid.
7.9   Return of Stock to Company.   On the date that any forfeiture event set forth in the Award Agreement occurs, the Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.
SECTION 8
RESTRICTED STOCK UNITS
8.1   Grant of Restricted Stock Units.   Subject to the terms and conditions of the Plan, Restricted Stock Units may be granted to Employees, Nonemployee Directors and Consultants at any time and from time to time, as shall be determined by the Administrator in its sole and absolute discretion.
8.1.1   Number of Restricted Stock Units.   The Administrator will have complete discretion in determining the number of Restricted Stock Units granted to any Participant under an Award Agreement, subject to the limitations in Sections 4.1.
8.1.2   Value of a Restricted Stock Unit.   Each Restricted Stock Unit granted under an Award Agreement represents the right to receive one Share, or the equivalent value in cash, upon satisfaction of the vesting conditions specified in the Award Agreement.
8.2   Vesting Conditions.    In its sole and absolute discretion, the Administrator will set the vesting provisions, which may include any combination of time-based or performance-based vesting conditions. The Administrator, in its discretion, may at any time accelerate the vesting of a Participant’s Restricted Stock Units and provide for immediate payment in accordance with Section 8.3.
8.3   Form and Timing of Payment.   The Administrator shall specify in the Award Agreement whether the Restricted Stock Units shall be settled in Shares or cash. In either case, upon vesting payment will be made as soon as reasonably practical upon satisfaction of the vesting conditions.

8.4   Cancellation of Restricted Stock Units.   On the earlier of the cancellation date set forth in the Award Agreement or upon the termination of Participant’s Continuous Status as an Employee, Nonemployee Director or Consultant, all unvested Restricted Stock Units will be forfeited to the Company, and again will be available for grant under the Plan.
SECTION 9
MISCELLANEOUS
9.1   Change In Control.   In the event of a Change in Control, unless an Award is assumed or substituted by the successor corporation, then (i) such Awards shall become fully exercisable as of the date of the Change in Control, whether or not otherwise then exercisable and (ii) the Period of Restriction applicable to an Award shall immediately lapse as of the date of the Change in Control. Notwithstanding the foregoing, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, the Committee may provide in the Award Agreement for immediate vesting and lapsing of the Period of Restriction upon or following the occurrence of a Change in Control.
9.2   Dissolution or Liquidation.   In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. Notwithstanding anything to the contrary contained in this Plan or in any Award Agreement, the Participant shall have the right to exercise his or her Award for a period not less than ten (10) days immediately prior to such dissolution or transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable.
9.3   No Effect on Employment or Service.   Nothing in the Plan shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant’s employment or service at any time, with or without cause. Unless otherwise provided by written contract, employment or service with the Company or any of its Affiliates is on an at-will basis only. Additionally, the Plan shall not confer upon any Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which such Director or the Company may have to terminate his or her directorship at any time.
9.4   Participation.   No Employee, Consultant or Nonemployee Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.
9.5   Successors.   All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or, otherwise, sale or disposition of all or substantially all of the business or assets of the Company.
9.6   Beneficiary Designations.   If permitted by the Administrator, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Administrator. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.
9.7   Limited Transferability of Awards.   No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, the Participant may, in a manner specified by the Administrator, (a) transfer a Nonqualified Stock Option to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights and (b) transfer a Nonqualified Stock Option by bona fide gift and not for any consideration to (i) a member or members of the Participant’s immediate family, (ii) a trust established for the exclusive benefit of the Participant and/or member(s) of the Participant’s immediate family, (iii) a partnership, limited liability company of other entity whose only partners or members are the Participant and/or member(s) of the Participant’s immediate family or (iv) a foundation in which the Participant an/or member(s) of the Participant’s immediate family control the management of the foundation’s assets.
9.8   Restrictions on Share Transferability.   The Administrator may impose such restrictions on any Shares acquired pursuant to the exercise of an Award as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded or any blue sky or state securities laws.
9.9   Transfers Upon a Change in Control.   In the sole and absolute discretion of the Administrator, an Award Agreement may provide that in the event of certain Change in Control events, which may include any or all of the Change in Control events described in Section 2.8, Shares obtained pursuant to this Plan shall be subject to certain rights and obligations, which include but are not limited to the following: (i) the obligation to vote all such Shares in favor of such Change in Control transaction, whether by vote at a meeting of the Company’s shareholders or by written consent of such shareholders; (ii) the obligation to sell or exchange all such Shares and all rights to acquire Shares, under this Plan pursuant to the terms and conditions of such Change in Control transaction; (iii) the right to transfer less than all but not all of such Shares pursuant to the terms and conditions of such Change in Control transaction, and (iv) the obligation to execute all documents and take any other action reasonably requested by the Company to facilitate the consummation of such Change in Control transaction.
SECTION 10
AMENDMENT, SUSPENSION, AND TERMINATION
10.1   Amendment, Suspension, or Termination.   Except as provided in Section 10.2, the Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.
10.2   No Amendment without Shareholder Approval.   The Company shall obtain shareholder approval of any material Plan amendment to the extent necessary or desirable to comply with the rules of the NASDAQ, the Exchange Act, Section 422 of the Code, or other Applicable Law.
10.3   Plan Effective Date and Duration of Awards.   The Plan shall be effective as of the Plan Effective Date, subject to the shareholders of the Company approving the Plan by the required vote, subject to Sections 10.1 and 10.2 (regarding the Board’s right to amend or terminate the Plan), and shall remain in effect thereafter. However, without further shareholder approval, no Award may be granted under the Plan more than ten (10) years after the Plan Adoption Date.
SECTION 11
TAX WITHHOLDING
11.1   Withholding Requirements.   Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).
11.2   Withholding Arrangements.   The Administrator, in its discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) electing to have the Company withhold otherwise deliverable Shares or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made; provided, however, in the case Shares are withheld by the Company to satisfy the tax withholding that would otherwise by issued to the Participant, the amount of such tax withholding shall be determined by applying the statutory minimum federal, state or local income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date taxes are required to be withheld.

SECTION 12
LEGAL CONSTRUCTION
12.1   Liability of Company.   The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful grant or any Award or the issuance and sale of any Shares hereunder, shall relieve the Company, its officers, Directors and Employees of any liability in respect of the failure to grant such Award or to issue or sell such Shares as to which such requisite authority shall not have been obtained.
12.2   Grants Exceeding Allotted Shares.   If the Shares covered by an Award exceed, as of the date of grant, the number of Shares, which may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained.
12.3   Gender and Number.   Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
12.4   Severability.   In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
12.5   Requirements of Law.   The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
12.6   Governing Law.   The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.
12.7   Captions.   Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.
SECTION 13
EXECUTION
IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Plan on the date indicated below.
Mullen Automotive Inc.
Dated: [ ], 2022	By:

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet or Telephone - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail MULLEN AUTOMOTIVE INC.PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on July 26, 2022. INTERNET/MOBILE –www.cstproxyvote.comUse the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.PHONE – 1 (866) 894-0536Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6. 1. Election of Directors (1) Ignacio Novoa(2)David Michery (3)Mary WinterFOR ALLNominees listed to the leftWITHHOLD AUTHORITYto vote (except as marked to the contrary for all nominees listed to the left)Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above. 2. Approve Amendment of the Company’s Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock to 1,750,000,000, the authorized number of shares of preferred stock to 500,000,000.FOR AGAINST ABSTAIN 3. Approve the Company’s 2022 Equity Incentive Plan. FOR AGAINST ABSTAIN 4. Approve, for purposes of complying with Nasdaq Listing Rule 5635(c), of issuance of shares of common stock to the Company’s Chief Executive Officer pursuant to aPerformance Stock Award Agreement.FOR AGAINST ABSTAIN 5. Approve, for purposes of complying with Nasdaq Listing Rule 5635(d), of pending issuance of Series D preferred stockand warrants and shares of common stock upon conversion of the Series D preferred stock and warrants, and any future adjustments of conversion price of the Series D preferred stock and exercise price of the warrants. FOR AGAINST ABSTAIN 6. Ratification of independent registered public accounting firm. FOR AGAINST ABSTAIN CONTROL NUMBER SignatureSignature, if held jointly Date, 2022Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of ProxyMaterials for the Annual Meeting of Stockholders The 2022 Proxy Statement and the FYE September 30, 2021 Annual Report on Form 10-K to Stockholders are available at: https://www.cstproxy.com/mullenautomotive/2022 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS MULLEN AUTOMOTIVE INC.The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, and appoints David Michery and XXXXXXXXXX, and each of them, as proxy and attorney- in-fact, each with full power of substitution and revocation, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Mullen Automotive Inc. held of record by the undersigned at the close of business on June 2, 2022 at the Annual Meeting of Stockholders of Mullen Automotive Inc. to be held at 11:00 a.m. local time on July 27, 2022, at Embassy Suites, 900 E Birch Street, Brea, CA 92821, or at any adjournment or postponement thereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF THE THREE CLASS 1 DIRECTOR NOMINEES; FOR APPROVAL OF AMENDMENT OF THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION; FOR APPROVAL OF THE 2022 EQUITY INCENTIVE PLAN; FOR APPROVAL OF ISSUANCE OF SHARES OF COMMON STOCK TO THE COMPANY’S CHIEF EXECUTIVE OFFICER PURSUANT TO A PERFORMANCE STOCK AWARD AGREEMENT; FOR APPROVAL OF PENDING ISSUANCE OF SERIES D PREFERRED STOCK AND WARRANTS, AND SHARES OF COMMON STOCK UPON CONVERSION OF THE SERIES D PREFERRED STOCK AND WARRANTS, AND ANY FUTURE ADJUSTMENTS OF CONVERSION PRICE OF THE SERIES D PREFERRED STOCK AND EXERCISE PRICE OF THE WARRANTS; FOR RATIFICATION OF THE APPOINTMENT OF DASZKAL BOLTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING SEPTEMBER 30, 2022; AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. (Continued and to be marked, dated and signed, on the other side)